EXHIBIT 10.1


                            LOAN AGREEMENT AND
                     GRANT OF RIGHTS OF FIRST REFUSAL
                  TO ACQUIRE ASSETS AND/OR CAPITAL STOCK
                  OF MILLTENN, INC. AND ITS SUBSIDIARIES
                                 AMONG
                    CENTURY TELEPHONE ENTERPRISES, INC.
                       AND THE PARTIES NAMED HEREIN
                           DATED APRIL 27, 1994




                        LOAN AGREEMENT AND GRANT OF RIGHTS OF FIRST
            REFUSAL TO ACQUIRE ASSETS AND/OR CAPITAL STOCK OF MILLTENN, INC.
                                   AND ITS SUBSIDIARIES

        This Loan Agreement and Grant of Rights of First Refusal to Acquire Assets or Capital Stock of MillTenn, Inc. and its Subsidiaries (this "Agreement") is entered into as of this 27th day of April, 1994, by and among the following parties:

                 WILLIAM S. HOWARD, SR. ("WSH"), ANN A. HOWARD ("AAH"), HOLLY LEE STARNES, WILLIAM S. HOWARD, JR.,
                 LAURA LYNNE HOWARD and CHARLOTTE ANN HOWARD THOMPSON, residents of Millington, Tennessee, (each
                 hereinafter     referred      to    individually       as
                 "Shareholder"     and     in    the     aggregate      as
                 "Shareholders");

                                           AND

                 MILLTENN, INC. ('"MTI" or "Borrower"), MILLINGTON TELEPHONE COMPANY ("MTC"), BIG CREEK FINANCIAL, INC. ("BCFI") and MILL-COMM ASSOCIATES, INC.
                 ("MAI"),  all  Tennessee corporations, (each hereinafter
                 referred  to   individually as "Company" and in the
                 aggregate as "Companies");

                                                 AND

                 CENTURY  TELEPHONE   ENTERPRISES,   INC.,   a   Louisiana
                 corporation (hereinafter referred to as "Lender") .

                                         W I T N E S S E T H

                 WHEREAS, Shareholders and the Companies have requested Lender to lend to Borrower  the  principal  sum of TWENTY-FIVE MILLION AND

       N0/100 ($25,000,000) DOLLARS (the "Loan");

                 WHEREAS, the Loan to Borrower is for the purpose of acquiring approximately 328 shares of capital stock of MTC (hereinafter

       "Purchased MTC Stock)"

               WHEREAS, a Shareholder and/or a Company or a combination of them may in the future, desire to sell, transfer or otherwise dispose of some or all of the capital stock and/or assets of any or all of the Companies (hereinafter "Property"); WHEREAS, subject to the conditions contained herein, Shareholders and the Companies have agreed to grant Lender rights of first refusal and other rights (collectively "Rights") in connection with the sale, transfer or disposition of any or all Property in consideration of Lender providing the Loan; and WHEREAS, Shareholders, Companies and Lender desire to enter into this Agreement for the purpose of confirming the rights and obligations of the parties including setting forth the terms and conditions upon which Lender is willing to commit to make the Loan to Borrower and Borrower is obligated to repay the Loan and defining the Rights granted to Lender herein; NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the benefits to be derived from the Loan and this Agreement and for other valid reasons, Shareholders and Companies agree with Lender as follows:

                                     ARTICLE I
                                 DEFINITION OF TERMS

      Section 1.01 As used in this Agreement, the following terms shall have the respective meanings indicated below:

                (a) "Adjusted Consolidated Net Worth" means, as of the date of determination, Consolidated Net Worth minus (i) deferred assets other than prepaid insurance, prepaid taxes, prepaid interest, extraordinary retirements, and deferred charges where such deferred charges are considered by Tribunals when setting rates, (ii) patents, copyrights, trademarks, trade names, franchises, experimental expense, goodwill (other than goodwill arising from the purchase of capital stock or assets of a Person engaged in the telephone or cellular mobile communications business) and similar intangible or intellectual property, and (iii) unamortized debt discount and expense (other than debt discount and expense ofthe Companies located in jurisdictions where such items are considered by Tribunals when setting rates).

                (b) "Advance" or "Advances" shall mean the disbursement(s) of the sum to be loaned by Lender to Borrower pursuant to this Agreement.

                (c) "Affiliate" shall mean (i) any member of the family of any Shareholder, (ii) Millington CATV, Inc. or (iii)
                      any  Person   under   the control of  any  one of the
                      Shareholders, the Companies or the Persons referred to in subsections (i) and (ii) of this definition.

                (d) "Authorized Financial Officer" shall mean the President or Treasurer of any Company.

                (e) "Base Rate" means, for any date, a rate per annum (rounded upwards to the next 1/16 of 1%, if not already a whole multiple of 1/16 of 1%), equal to the rate of interest established from time to time by the Chase Manhattan Bank, N.A. as its "Prime Rate" (or successor of similar import), plus 1.5%.

                (f) "BCFI" shall mean Big Creek Financial, Inc., a Tennessee business corporation.

                (g) "Borrower" means MillTenn, Inc., a Tennessee business corporation.

                (h) "Business Day" shall mean a day when Lender is open for business.

                (i)   "Cash Flow" shall mean,  for  any  Company, the net
                       income of such Company, plus (i) depreciation, (ii) amortization, and (iii) all noncash items and such other amounts, all of which shall be determined in accordance with GAAP and on a consolidated basis, if such Company consolidates financial statements with other Companies for financial reporting purposes.

                (j) "Closing" shall mean the exchange of the various documents and instruments by the parties hereto in order to consummate any transaction.

                (k)   "Code"  means  the  Internal  Revenue  Code   of 1986,
                      as amended, together with rules and regulations promulated thereunder.

                (l) "Collateral" shall mean Present Collateral and Future Collateral as defined in Article III hereof.

                (m) "Companies" shall mean collectively MillTenn, Inc., Millington Telephone Company, Big Creek Financial, Inc. and Millcomm Associates, Inc., each a Tennessee corporation and "Company" means any of the same.

                (n) "Consolidated Net Worth" means, as of the date of determination, the amount of stated capital plus (or minus, in the case of a deficit) the capital surplus and earned surplus of the Companies, as calculated in accordance with GAAP (but treating Minority Interests in Subsidiaries as liabilities).

                (o) "Current Financials" means the consolidated financial statements of the Companies (excluding MTI) for the
                      fiscal  year   ended December 31, 1993.

                (p) "Debt" of any Person means, from time to time and without duplications, all indebtedness, liabilities, and obligations of such Person (including, without limitation, indebtedness, liabilities, and obligations secured by any assets of such Person regardless whether such Person has assumed the liability so secured), whether or not considered as liabilities according to GAAP and whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, or absolute, fixed, or contingent.

                (q) "Debtor Relief Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer  or  conveyance,
                      suspension   of payments, or similar Laws from time to
                      time in effect affecting the rights of creditors generally.

                (r) "Default" means the occurrence of any event which with the giving of notice or the passage of time or both
                      would  become  an   Event   of Default.

                (s) "Default Rate" means an annual interest rate equal to the lesser of (a) 3% plus the Base Rate or (b) the Highest Lawful Rate.

                (t) "EBIT" means, for the applicable period, net income before Tax expense and interest expense and excluding
                      the   effects of nonrecurring and/or unusual noncash
                      transactions that reduce net income and items that do not reduce the cash flow of the Companies (e.g., write-off of intangibles, write-down of assets, effects of new accounting pronouncements, etc.).

                (u) "Environmental Law" means any Law that relates to the environment or handling or control of Hazardous Substances.

                (v) "ERISA" means the Employment Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

                (w)   "ERISA Affiliate"  means  any  company  or  trade or
                       business (whether or not incorporated) which is a member of a group of which any Company is a member and which is under common control with any Company within the meaning of section 414 of the Code.

                (x) "Event of Default" means any of the events described in Article IX, provided there has been satisfied any requirement in connection therewith for the giving of notice, lapse of time, or happening of any further condition.

                (y)   "Fair   Market   Value"   shall   mean   the   present
                      value,  in  U.S.   dollars,  of consideration  paid or
                      to  be  paid  in   exchange  for   any   Property. If
                      consideration   is  offered  that    is    not payable
                      in   cash   or   otherwise traded   on    a nationally
                      recognized   exchange,   then the Fair Market  Value
                      of   such   consideration shall be the  present  cash
                      value  of   such   consideration, as    determined by
                      a  nationally  recognized investment banking and/or
                      appraisal  firm   with expertise in the industries
                      of the business for  which  Fair  Market  Value is
                      to be determined to be  selected  by  Lender and
                      which has no prior investment banking relationship with Lender as a lead manager in any underwriting and  agreed  to by Borrower, provided, however, that
                      if  Borrower   fails   to   agree  within five (5)
                      Business Days of notification by Lender to Borrower,
                      then   Borrower   shall   submit a similarly
                      qualified firm and the two firms shall determine Fair Market Value within thirty (30) days, in
                      default   thereof the   average   of   the two firms
                      valuations shall determine Fair Market Value.

                (z)   "Financial   Statements"  means  balance  sheets,
                      profit and loss statements, statements of capital and surplus, and statements of cash flow
                      prepared   in   comparative    form    to    the
                      corresponding period of the preceding  fiscal year.

               (aa)   "FCC" shall mean the Federal Communications Commission.

               (bb)   "GAAP" means generally    accepted     accounting
                      principles  of  the   Accounting Principles Board of
                      the  American  Institute   of   Certified   Public
                      Accountants and the  Financial   Accounting
                      Standards Board which are applicable as of the date of the Financial Statements in question.

               (cc)   "Guarantees"  shall  mean  the  Guaranty
                      Agreements  of   WSH,   AAH   and, subject to the
                      approval set  forth  on Schedule 3.02, MTC by  which
                      such guarantor   agrees to guarantee the Obligations.

               (dd)   "Hazardous   Substance"  means any hazardous or toxic
                      waste,  pollutant,  contaminant, or substance.

               (ee)   "Highest  Lawful   Rate" means at the particular
                      time  in  question  the   maximum rate   of interest
                      which,   under   applicable   Law, Lender   is  per-
                      mitted    to    charge     the Borrower     on  the
                      Obligations.   If   the   maximum rate   of interest
                      which,   under   applicable   Law, Lender   is  per-
                      mitted    to    charge     the   Borrower  on the
                      Obligations     shall    change    after    the date
                      hereof,  the  Highest  Lawful  Rate  shall   be auto-
                      matically  increased   or   decreased, as the case may
                      be, as   of   the   effective  time of  such change
                      without notice to the Borrower.

               (ff)   "Laws"   means   all    applicable    statutes,  laws,
                      treaties,  ordinances,  rules,  regulations, orders,
                      writs,   injunctions,    decrees,    judgments or
                      opinions  of   any   Tribunal.

               (gg)   "Lien"  shall  mean any lien, security interest,
                      pledge,    assignment,  charge,  title  retention
                      agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor to have his claim satisfied out of any property or assets, or the proceeds therefrom, prior to
                      the   general   creditors  of the owner thereof.

               (hh)   "Litigation"  means   any   action     conducted,
                      pending,   or    threatened  by  or  before    any
                      Tribunal.

               (ii)   "Loan" shall  mean  the  loan  made or to be made by
                      Lender  to   Borrower pursuant  to Article II hereof.

               (jj)   "Loan   Closing   Date" shall specifically  mean the
                      date specified in Article VI hereof.

               (kk) "Loan Papers" means this Agreement, the Note, the Pledges, the Guarantees, stock assignments and other documents executed and delivered pursuant to this Agreement.

               (11)   "MAI"  shall  mean   Mill-Comm  Associates, Inc., a
                      Tennessee corporation.

               (mm)   "Material   Agreement"   of   any   Person means any
                      material   written   or   oral   agreement,  contract,
                      commitment,   or    understanding    to which   such
                      Person  is  a   party,   by   which   such  Person is
                      directly  or  indirectly  bound,  or   to   which   any
                      assets   of   such   Person  may be subject, and which
                      is  not  cancelable by such Person upon 30  days or
                      less   notice   without liability for further   payment
                      other   than    nominal  penalty, and  which   requires
                      such   Person   to   pay more than $250,000 during any
                      12 month period.

               (nn)   "Maturity Date" shall mean,   with   respect   to the
                      Note   or   other Obligations,  the   date of maturity
                      thereof,  regardless    of    how    such maturity  is
                      brought about,   whether   at   stated maturity, upon
                      demand,  by  acceleration,    or otherwise.

               (oo)   "MTI"  shall  mean  MillTenn,   Inc.,   a Tennessee
                      corporation.

               (pp)   "MTC"  shall  mean Millington Telephone Company, a
                      Tennessee    telephone utility corporation regulated
                      by the PSC.

               (qq)   "Multiemployer Plan" means a  multiemployer plan
                      as  defined  in sections   3(37)   or   4001(a) (3)  of
                      ERISA  or  section  414 of the   Code to which  any
                      Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

               (rr)   "Note" shall mean the promissory note evidencing
                      the   principal and interest under the Loan,
                      and   any  and  all   renewals,   extensions,
                      rearrangements, or modifications thereof.

               (ss)   "Obligation"   or   "Obligations"   shall mean all
                      present   and   future   obligations and indebtedness,
                      and  all  renewals   and   extensions thereof, or  any
                      part  thereof,  of any Shareholder or any Company   to
                      Lender now existing or   hereafter arising  including
                      without limitation the obligations  and  indebtedness
                      of   Borrower to Lender arising  pursuant  to   the
                      Note,   and the other Loan  Papers,  and  all interest
                      accruing   thereon and  reasonable  attorneys' fees
                      incurred   in   the enforcement or collection thereof,
                      regardless of   whether   such obligations   and
                      indebtedness are    direct,    indirect,     fixed,
                      contingent, liquidated,   unliquidated, joint, several,
                      or joint  and  several,   including,   but not limited
                      to,  the   indebtedness  and  obligations evidenced by
                      this  Agreement,  the  Note,   and by any and all Loan
                      Papers.

               (tt)   "Partnership"   shall    mean    the    Memphis  SMSA
                      Limited Partnership, a Delaware limited partnership.

               (uu)   "PBGC"  means    the    Pension    Benefit    Guaranty
                      Corporation,     or    any    successor      thereof,
                      established pursuant to ERISA.

               (vv) "Permitted Liens" means the Liens described on Schedules 10.03, 10.05 and 10.19 hereto.

               (ww)   "Person"   shall   mean   and   include   all natural
                      persons,   corporations   (which   shall be deemed to
                      include   business   trusts),   joint    ventures,
                      associations,    companies,    partnerships, Tribunal,
                      government   or   any department, agency or political
                      subdivision   thereof, or  any    other entity.

               (xx)   "Pledge"   shall   mean   the   Security    Agreement-
                      Pledge   which   grants   a   Security Interest and Lien
                      in the Pledged Shares.

               (yy)   "Pledged   Shares"   shall   mean   the    shares of
                      stock of MTI and MTC described on Section 3.01 hereto, and all other shares of stock of the Companies which may now or hereafter be or become
                      subject  to  the   Security   Interest  of the Pledge.

               (zz)   "PSC"  shall  mean  the   Tennessee   Public Service
                      Commission.

              (aaa)   "Principal  Debt"  shall  mean the unpaid   principal
                      balance    of    indebtedness arising by reason of the
                      Loan.

              (bbb)   "Property"  shall  mean  the   capital stock and/or
                      assets of any or all of the Companies.

              (ccc)   "REA"  shall  mean  the  United  States   of America,
                      Rural  Electrification     Administration   and/or
                      Rural Telephone Bank.

              (ddd)   "Rights"  shall   mean   rights, remedies, privileges,
                      and powers.

              (eee)   "Security    Interest"    shall    mean    a     Lien,
                      mortgage,  pledge,   deed   of    trust,    collateral
                      assignment,  or  security  interest  in  and   to   any
                      Property or Collateral.

              (fff)   "Subsidiary" shall mean   any   Person with respect
                      to  which any Company, or one or more Companies, owns,
                      directly   or  indirectly,   in the   aggregate,   of
                      record   or beneficially, fifty percent (50%) or more
                      of the issued and outstanding voting stock or interests;

              (ggg)   "Tax" or "Taxes"  means  all   tax(es),   assessment(s)
                      fee(s),   or   other  charge(s) at any time imposed by
                      any Laws or Tribunal.

              (hhh)   "Total  Liabilities"  shall mean, for any Company,
                      all   items   of Debt,  obligation   or liability  of
                      such   Company which would, in accordance  with  GAAP,
                      be  classified as   liabilities  of  the  Company
                      conducting a business the same as  or similar  to  that
                      of such corporation, including, without limitation: (i) all Debt, guaranteed, directly or indirectly, in any
                      manner,  or  endorsed   (other   than   for collection  or
                      deposit  in  the   ordinary   course of  business)  or
                      discounted  with  recourse;  (ii) all  Debt  in   effect
                      guaranteed, directly or indirectly, through agreements, contingent or otherwise, (a) to purchase such Debt, or
                      (b) to purchase, sell or lease (as lessee   or lessor)
                      property,   products,    materials or supplies,  or to
                      purchase   or   sell   transportation  or  services,
                      primarily  for the purpose of enabling the  debtor to
                      make  payment of such Debt or to  insure   the  owner
                      of the Debt against loss, or (c)  to  supply  funds to
                      or  in any  other manner  invest in   the   debtor  and
                      (iii)  all  Debt  secured by  (or for  which the holder
                      of such Debt has an existing right, contingent or otherwise, to be secured by) any Security Interest
                      upon    or   in property (including,   without
                      limitation, accounts   and contract rights) owned by
                      the  respective Company,   whether   or   not   such
                      Company has assumed or become liable for the payment of such Debt.

              (iii)   "Tribunal" means  any municipal, state, commonwealth,
                      federal,    foreign,  territorial,    or other  court,
                      governmental   body, subdivision, agency,  department,
                      commission,   board, bureau, or instrumentality.

                                                     -10-
               Section 1.02 Accounting terms not specifically defined herein shall have the meaning ordinarily accorded such terms in accordance with GAAP consistently applied. All other terms used herein shall have the meanings as otherwise stated herein.

                                 ARTICLE II LOAN
               Section 2.01  Loan.   Subject to the terms and conditions of
       of this Agreement, Lender shall lend to Borrower and Borrower shall borrow from the Lender the sum of TWENTY-FIVE MILLION AND N0/100 ($25,000,000.00) DOLLARS.
                Section 2.02  Note.  The obligation of the Borrower to repay the Loan shall be evidenced by a promissory note payable to the order of Lender, in substantially the form of Exhibit "A" attached hereto (the "Note") in the principal amount of the Loan. The Note shall bear interest from the date thereof on the outstanding principal balance as set forth in Section 2.03.
                Section 2.03  Interest.  (a)  Subject to the provisions of
       Section 2.03 (b) , the Loan shall bear interest at the  rate  per annum (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the lesser of (i) the Highest
       Lawful  Rate or (ii) the Base Rate. (b)  If the Borrower  shall default  in  the  payment  of  the principal or interest on the Loan or any other  amount  becoming  due hereunder,  the  Borrower  shall
       on  demand  from  time  to  time   pay
      interest, to the extent permitted by Law, on such  defaulted  amount up to (but not including) the date of actual payment  (after  as  well as before judgment) at a rate per annum equal to  the  lesser  of (i)
      the Highest Lawful Rate or (ii) the Default Rate. Section 2.04 Payments and Prepayments.
               (a) Commencing on the first day of August, 1994, and on the same day of each and every quarter thereafter (November, February and May) through and including May 1, 1995, installments of accrued interest only shall be due and payable.
               (b) Commencing an August 1, 1995, and on the same day of each and every quarter thereafter through and including May 1, 1998, equal installments of principal in the amount of $416,666, plus accrued interest shall be due and payable.
               (c) Although the amounts of said quarterly payments as provided for herein shall be determined as if amortized over fifteen
                    (15) years, the entire balance of principal and all accrued interest shall balloon and be due and payable on May 1, 1998.
                 Each payment or prepayment on the Note must be  paid  at  the
      principal office of  Lender  at  100  Century  Park   Drive,   Monroe,
      Louisiana in funds available for immediate use by Lender on the day the payment is due. Upon giving Lender not less than seven (7) Business Days prior written notice specifying the amount of the prepayment and the prepayment date, the Borrower shall have the right to prepay principal on the Note without premium or penalty at any time in whole or in part.  Each payment and prepayment shall be  applied first to
      accrued interest and then to a principal reduction on the Note.   At
      any time during which an Event of Default has occurred, any payment or prepayment shall be applied in the following order (i) outstanding Obligations, including reasonable expenses of Lender incurred in enforcing the Loan Papers (ii) accrued interest and (iii) the remaining Principal Debt.
               Section 2.05 Fee. On the date hereof Borrower has delivered and Lender acknowledges receipt of a loan fee (the "Fee") in the amount of .5% of the principal amount of the Loan or $125,000. The Fee is considered earned as of the date hereof and is non-refundable.
      ARTICLE III COLLATERAL

                Secti on 3. 01 Present Collateral.   To secure  the full and

      complete payment and performance of the Note and Obligations contained in this Agreement, Borrower shall execute and deliver, or cause to be delivered, to  Lender the following-described collateral:

                (a) Pledge by Shareholders of 10,000 shares of MTI stock (100%) in substantially the form shown on Exhibit B attached hereto;

                (b) Pledge by MTI of 496 shares of MTC stock (100%) in substantially the form shown on Exhibit C attached hereto, consisting of two separate pledges, the first of the Purchased Shares and the second of all remaining MTC stock;

                (c) Guarantees of WSH and AAH in substantially the form shown on Exhibit D attached hereto;

                (collectively, "Present Collateral").

               Section 3.02  Future Collateral.  Borrower and Shareholders

       shall use their best efforts to obtain the required approvals set forth on Schedule 3.02 hereof to further secure the full and complete performance of the Note and Obligations  contained in this Agreement,

       and if obtained, Borrower shall release from escrow (the "Escrow") at

       Boles, Boles & Ryan ("BBR") so as to cause to be delivered  to Lender the following-described collateral which has  been  executed and delivered into BBR:

                (a) Pledge by MTC of (i) 1,000 shares of MAI stock (100%) and (ii) 100 shares of BCFI stock, in substantially the form shown on Exhibit E attached hereto; and

                (b) Guaranty of MTC in substantially the form shown on Exhibit F attached hereto.

       (collectively, "Future Collateral"). Provided, however, the parties agree to coordinate any one or more efforts to accomplish this purpose and MTC agrees to act upon any reasonable request of Lender in obtaining the required approvals necessary to permit delivery of the Future Collateral and further provided that notwithstanding anything to the contrary contained herein, a failure after Borrower's and Shareholders best efforts to obtain such approvals shall not result in a breach or an Event of Default under this Agreement or the Loan Papers. In the event the REA requests return of the Future Collateral from Escrow, Lender agrees to cause
       BBR  to release  such  Future Collateral from Escrow.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

                 Section 4.01 Conditions  Precedent to Loan.  The  effective-

       ness of this Agreement and the obligations of Lender to consummate any of the transactions contemplated hereby shall be subject to the satis-

       faction of the following conditions precedent, at or prior to the time of the Loan Closing Date (as defined below):

                      (a) The representations and warranties contained in this Agreement shall be true in all material respects on and as of the Loan Closing Date.

                      (b) No Event of Default and no condition,  event  or  act
                which, with the giving of notice or the lapse of time or both, would become such an Event of Default shall have occurred and be continuing on the Loan Closing Date.

                     (c) On the Loan Closing Date, Borrower shall have
               delivered to  Lender,  in  form  and  substance   satisfactory
               to Lender:

                          (i)  Resolutions of the Board of Directors of each
                     Company  certified   as   of  the  Loan  Closing Date by
                     its secretary, which resolutions shall authorize the execution, delivery and performance by each Company of this Agreement, its respective Pledge, and/or Guarantee together with the other Loan Papers to which it is a party;

                          (ii) A certificate of incumbency certified as of the
                     Loan Closing Date by the secretary of each Company with specimen signatures of the president and secretary or other officers of such Company who will sign this Agreement and the other Loan Papers;

                         (iii) A certificate dated the Loan Closing Date of
                     the President of each Company certifying the accuracy of the matters set forth in Section 4.01(a) and (b) above;

                          (iv) Articles of incorporation of each of the Companies certified as of a recent date by the Secretary of State of Tennessee;

                           (v) By-laws of each of the Companies certified as
                     of the Loan Closing Date by the secretary of such Company; and

                          (vi) Recent certificates of the appropriate
                     government officials of the State of Tennessee (and other states if required qualify to do business) as to the existence of each Company.

                     (d) Borrower shall have executed and delivered to Lender the Note and its Pledge and the other Loan Papers to which it is a party.

                     (e) Each Company shall have executed and delivered to
                Lender the Loan Papers to which it is a party.

                     (f) Each Shareholder shall have executed and delivered to
                Lender the Loan Papers to which he or she is a party.

                     (g) Borrower shall have delivered the Opinion of Counsel
                of Glankler Brown in substantially the form shown on Exhibit H attached hereto.

                     (h) Shareholders and Companies shall  have  delivered to
                Lender certificates representing all of the Pledged Shares, together with appropriate stock assignments or powers signed in blank.

                     (i) Lender shall have received payment of  all fees and
                expenses due hereunder.

                     (j )  All  proceedings  taken  in   connection with the
                transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received copies of all documents which it may reasonably request in connection with such transactions and all corporate proceedings with respect thereto, in form and substance satisfactory to Lender and its counsel.

              Section 4.02  Materiality  of  Condition.  Each condition  pre-

       cedent is material to the transactions contemplated herein and time is of the essence in respect to each condition.

                                         ARTICLE V

                                  USE OF PROCEEDS Each Shareholder and Company
       represents and warrants to and agrees with Lender that (i) the proceeds of the Loan shall be used by Borrower only to acquire the Purchased Shares and for no other purpose and (ii) Borrower shall become owner, of record and beneficially, of 100% of the issued and outstanding
       capital stock of MTC.   ARTICLE VITHE CLOSING AND ADVANCES Section 6.01
       Closing. The closing (the "Closing") of the Loan transactions contemplated by this Agreement, and the delivery of all documents and instruments required hereunder to be delivered at the Closing, shall occur on or before April 29, 1994, at 10 o'clock a.m., central time, or at such other later date and time as the parties hereto may mutually agree (the "Loan Closing Date") at the offices of Lender, 100 Century Park Drive, Monroe, Louisiana 71203.

                Section 6.02   Advances.    Advances  hereunder  shall  occur
       at the offices of Lender on the Loan Closing Date or on such other date as may be agreed upon by the parties. ARTICLE VII AFFIRMATIVE COVENANTS

                So long as there are any  amounts outstanding hereunder, and until  payment  and  performance  in  full of the Obligations, unless

       they  receive  prior  written approval from Lender  of  a   deviation,

       each Shareholder and Company agrees, to the fullest extent legally capable of doing so, to cause each Company to, and each Company agrees to:

                Section 7.01 Incumbency.  From  time  to  time, at the request of Lender, certify to Lender the  name,  signatures,  and positions of all persons authorized to execute and deliver any Loan Papers.

                Section 7.02  Books and Records.  For each Company, keep in accordance with GAAP, proper and complete books, records and accounts and permit an agent of Lender at any time and  from time to time to inspect and review the same as well as any Company's properties and to review files, reports and other records during  regular business hours of any  Company  and  make  and  take away  copies thereof, and,  upon request  by  Lender,  such  Company shall  assist  Lender in any such inspection.

                 Section  7.03  Financial Statements and other  Information.

       Furnish to Lender:

                      (a) As soon as available, and in any event within sixty
                (60) days after the end of each quarterly accounting period in each fiscal year, a copy of unaudited Financial Statements of each Company as at the end of such quarter and for the period then ended, containing (and for MTI on a consolidated and consolidating basis), balance sheets, statements ofincome, reconciliations of capital and surplus, and statements
                                                -17-



                 of cash flows, all in reasonable detail and prepared in accordance with GAAP consistently applied, certified by an Authorized Financial Officer of such Company to fairly repre-sent the financial condition and results of the operations of
                 such  Company  at  the  date  and  for   the period indicated
                 therein;

                      (b) As soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, beginning with its most recent fiscal year or its current fiscal year, whichever is appropriate, a copy of the annual audit report of each Company for such fiscal year containing (and for MTI on a consolidated and consolidating basis), balance sheets, statement of income, statements of stockholders' equity, and statements of cash flows, all in reasonable detail and certified by an independent certified public accountant of recognized standing reasonably satis-factory to Lender;

                      (c)   Within sixty (60) days after the end  of   each
                 quarter during each fiscal year of each Company and within one hundred twenty (120) days after the close of each fiscal year of such Company, a certificate signed by an Authorized Financial officer of such Company, which certificate shall:
                 (i) state that a review of the activities of the Company during such quarter or fiscal year has been made under his supervision with a view to determining whether such Company
                 has  kept,   observed, performed  and   fulfilled   all    its
                 Obligations under this Agreement and the Loan Papers; and (ii) state that to the best of his knowledge, such Company has kept, observed, performed and fulfilled each and every covenant and condition of this Agreement and the Loan Papers, and is not at the end of such quarter or fiscal year in Default in the performance, observance or fulfillment of any of the covenants and conditions hereof or in the Loan Papers, or, if such Company shall be in Default, specifying all such Defaults and the nature and status thereof; and (iii) show a computation of all information necessary to show compliance with Sections 8.13 and 8.14 hereof;

                      (d)  (i)   Promptly  upon  filing thereof copies  of the
                 Financial Statements which any Company may file annually with the FCC, the PSC or any other Tribunal, (ii) promptly upon distribution thereof, copies of all such financial or other statements, including proxy statements, and reports as any Company shall send to any class of its stockholders or holder ofits debt securities, (iii) promptly upon receipt thereof, copies of any notices received from any Tribunal (including, but not limited to, FCC and PSC) relating to any order, rule, statute, or other Laws (or a possible violation or violation thereof) or other information which might herein materially and adversely effect the franchises, permits or Rights for the
                operation  of  the  business  of   any  Company   or   the
                Partnership and (iv) notice, promptly after any Shareholder or Company knows or has reason to know of, (1) the existence of
                any Material Litigation as defined   in Section  10.09,  (2)
                any material change in any material   fact  or   circumstance
                represented or warranted in any Loan Paper, or (3) a Default or Event of Default, specifying the nature thereof and what action the Borrower, any Company or Shareholder has taken, is taking, or proposes to take with respect thereto.

                     (e) Such other information respecting the financial condition and affairs of any of the Companies, WSH or AAH as Lender may reasonably request.

                Section 7.04  Compliance with Laws, This Agreement, and

       Material Agreements.  Comply with all applicable Laws, including but not limited to, Environmental Laws and promptly take corrective action to remedy any non-compliance with any Law, and comply with and observe each and every covenant  and  agreement  in  this  Agreement, the Loan

       Papers and any Material  Agreement,  except  as  described on Schedule

       7.04 hereof.    No Company will violate the  provisions of its charter

       or bylaws, nor without the consent of Lender,  not  to be unreasonably withheld, will any Company modify, repeal, replace, or amend any  pro-

       vision of its charter or bylaws.

                Section 7.05   Expenses and  Legal  Fees.   Pay all reasonable

       out-of-pocket costs, fees and expenses arising in connection with this

       Agreement or any amendment thereto and the Closing and the enforcement or exercise of the Rights of Lender hereunder, including but not limited to, all legal fees and reasonable expenses incurred by Lender in the negotiation, preparation, delivery and execution of the Loan

       Papers and other documents herein described and any amendments thereof, said costs, fees and expenses to be paid at Closing and in the case of any amendment to this Agreement or any other Loan Papers or the enforcement of Lender's Rights hereunder, on demand.

         Section 7.06 Payment of Debts. (a) Promptly pay or cause to be paid all of Debt and obligations of each Company as the same become due in accordance with the terms of the instruments or documents evi-
 dencing or securing the same.    (b) No  Company  will  make  a  voluntary
 prepayment of the principal of any Debt other than the Obligation, whether subordinate to the obligation or not.
          Section  7.07  Preservation  of  Existence  and  Franchises   and
 Conduct of Business.    Do or cause to be  done  all  things  necessary  to
 preserve and keep in   full  force  and  effect  the  corporate  existence
 (and  good  standing   thereof),   rights,   leases,   patents,   permits,
 franchise agreements, and all other licenses or rights necessary to comply with all Laws applicable to each of the Companies in the opera-tion of its respective business and continue to engage primarily in the business conducted by each as described on Schedule 7.07 hereto.
          Section 7.08  Maintenance of Properties.      Cause  all  of  pro-
 perties (including  any  Property)  used  or  useful  in  the  conduct  of any Company's business to  be  maintained  and  kept  in  good  condition, repair and working order, and supplied with all necessary equipment, and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in their reasonable judgment may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.
          Section 7.09  Payment of Taxes and Other Charges.         Promptly
 pay and discharge, or cause to be paid and discharged, all lawful Taxes imposed upon any Company, WSH or AAH or upon the property, real, personal or mixed, belonging to any of them, or upon any part thereof, before the payment thereof shall become in default, as well as all lawful claims for labor, materials and supplies, which, if unpaid, might become a Lien upon such property, or upon any part thereof; pro-
 vided,  however,  that  no  Company  shall  be   required   to   pay   and
 discharge, or cause to be paid and discharged, any such Taxes or claims so long as the validity or amount thereof shall be contested in
 good  faith   by   appropriate  proceedings  diligently    pursued,     if
 appropriate reserves have been provided therefor, and further provided that no Person shall be required to pay Taxes imposed on any other Person but shall take all reasonable and lawful steps to insure such
 other Person pays its Taxes.     All deposits for taxes  due  as  a  result
 of deductions for withholding with respect to wages of employees shall be timely made.
          Section 7.10  Insurance.     Keep  adequately  insured  by  finan-
 cially sound  and  reputable  insurers  all  of  each  Company's  tangible
 property  against  loss  or  damage  of  the  kinds  customarily   insured
 against by owners of similar property, and maintain in full force and effect all necessary workmen's compensation insurance, and such other insurance as may be required by Laws or as may reasonably be required in writing by Lender.
          Section 7.11  Compliance with Regulations.         Not  take   any
 action nor permit any Person acting on its behalf to take any action which might cause this Agreement or the Note to violate, and Borrower will take all action necessary to comply with and shall not use any

Loan proceeds to purchase stock in violation of Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System and the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.
         Section 7.12 Preservation of Security Interests and Rights. Perform all such acts as Lender may reasonably request in order to enable Lender to report, file, and register every instrument that Lender may deem necessary to perfect and maintain the Security Interests of Lender and preserve and protect the Rights of Lender.
         Section 7.13 Indemnification.  Subject  to  the  provisions  of
Section 12.02 hereof, (a) if, by the granting of the Security Interests in any of the Collateral or making the Loan, Lender shall be in violation of any Laws or any Material Agreements of any Shareholder and/or Company, each Shareholder and Company, jointly and severally, shall indemnify Lender against, and defend and hold Lender harmless from, any claim, proceeding, suit, action, loss, liability, obliga-tion, damage, cost, judgment, fee, or penalty, expense (including,
without limitation,   reasonable attorneys'  fees  and  legal  expenses
whether or not suit   is brought (hereinafter "Expenses")  arising  out
of, or in connection  with, the granting of the Security  Interests  in
the  Collateral  or  making  the  Loan,  and  (b)  each   Company   and
Shareholder, jointly and severally, shall indemnify, protect, and hold Lenders, its officers, directors and affiliates harmless from and against any and all suits and Expenses with respect to or as a direct
or  indirect  result  of  the  violation  by   any   Company   of   any
Environmental Law; or with respect to or as a direct or indirect result of any Company' s generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence in con-nection with its properties of a Hazardous Substance including, without limitation, (i) all damages of any such use, generation, manu-facture, production, storage, release, threatened release, discharge, disposal or presence, or (ii) the costs of any required or necessary environmental investigation, monitoring, repair, cleanup, or detoxifi-cation and the preparation and implementation of any closure, reme-
dial,  or  other  plans.    The  provisions  of  and  undertakings   and
indemnification set forth in this Section 7.13(b) shall survive the satisfaction and payment of the Obligations and termination of this Agreement for a period of time set forth in the statute of limitations in any applicable Environmental Law.
         Section 7.14 Shareholders' Covenants. So long as there are any amounts outstanding hereunder, and until payment and performance in full of the Obligations, each Shareholder agrees to (i) give to Lender notices promptly after any Shareholder knows or has reason to know of the matters set forth in Section 7.03(d)(iv) (1)-(3), (ii) such other information respecting the financial condition and affairs of any of the Shareholders as Lender may reasonably request, and (iii) perform such acts as Lender may reasonably request in order to enable Lender to report, file and register every instrument that Lender may deem necessary to perfect and maintain the Security Interests of Lender and preserve and protect the Rights of Lender.

                                ARTICLE VIII
                            Negative Covenants
           So long as  there  are  any  amounts  outstanding  hereunder,  and
until  payment  and  performance   in   full   of   the   Obligations,   each
Shareholder will not, to the fullest extent legally capable of doing so, permit any Company to, and each Company will not, and will not, to
the  extent  described  herein,  permit  any  other   Company   directly   or
indirectly, without the prior written consent of the Lender, to:
          Section 8.01    Debt.    Create,  suffer  to  exist,  or  incur  any
Debt  other  than  (i)  Debt  to  Lender  and;   (ii)   Debt   described   on
Schedule 8.01 hereto.
          Section  8.02  Contingent  Liabilities.  Endorse,   guarantee,   or
otherwise become surety for, or contingently liable upon, or agree to take any such action in connection with, the obligations or Debt of any Person, except as set forth on Schedule 8.02 hereto.
          Section 8.03 Sales of Assets. Sell or otherwise dispose of, or agree to sell or otherwise dispose of, (a) any of the Collateral, or (b) any other assets or property (including but not limited to any Property) other than sales and dispositions of tangible personal pro-
perty in the ordinary course of business for fair and adequate con-sideration of less than $100,000 in any calendar year.
          Section 8.04  Mergers, Acquisitions and Dissolutions.          Merge
or consolidate with, or acquire all or substantially all of the common capital stock or assets of any other Person or dissolve any Company, except as described in Schedule 8.04 hereof.
          Section  8.05  Assignment  of  This  Agreement.         Assign    or
transfer,  or  attempt  to  do  so,  any  of  its   Rights   or   Obligations
hereunder or under any other Loan Papers.
                                    -24-


        Section 8.06  New Businesses.    Engage in any types  of  busi-
nesses other than the business which it is presently engaged as described on Schedule 7.07 hereto.
        Section 8.07  Fiscal Year.    Change the fiscal  year  or  accounting
methods of any Company.
        Section  8.08  Sale  and  Issuance  of  Stock.     Except    as
described on Schedule 8.08 hereof, sell or issue any capital stock, whether preferred or common, or other securities of any Company, or become obligated under any agreement which may result in the sale or issuance of any stock, whether common or preferred, or which results in any granting of Rights to any securities, voting  or  otherwise  of any Company.
        Section 8.09  Dividends.    Declare or pay any  cash  dividends
or make any other distribution of any kind whatsoever with respect  to any shares of the capital stock of Borrower.
        Section 8.10  Liens.    Create, incur, or suffer or  permit  to
be created or incurred or to   exist any Lien  (other  than  Permitted
Liens) upon any of its assets or properties.
        Section 8.11  Employee Benefit Plans.     (a)  Engage  in  any
"prohibited transaction" (as defined in section 406 of ERISA or sec-tion 4975 of the Code), (b) permit the funding requirements under ERISA with respect to any employee benefit plan established or main-tained by any Company to ever be less than the minimum required by ERISA, (c) permit any employee benefit plan established or maintained by any Company to ever be subjected to involuntary termination pro-ceedings, or (d) fully or partially withdraw from any multiemployer
Plan.
                                -25-


         Section 8.12 Holding Company and Investment Company Status. Conduct its business in such a way that it will become (a) a "holding
company,"   a   "subsidiary  company"   of  a   "holding  company",    an
"affiliate" of a "holding company" or of  a  "subsidiary  company"  of  a
"holding company," or a "public utility" all   as such terms  are  defined
in the Public Utility Holding Company Act  of  1935,  as  amended,  (b)  a
"public   utility" within  the  meaning  of  the  Federal  Power  Act,  as
amended,  (c)  an  "investment  company"  within  the   meaning   of   the
Investment Company Act of 1940, as amended, or (d) an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.
         Section 8.13 Ratio of EBIT  to  Interest  Expense  and  Preferred
Stock Dividends.    As calculated at the end  of  each  fiscal  quarter  of
the Borrower (but computed for the four fiscal quarters ending on the last day of such fiscal quarter), permit consolidated EBIT to be less than 160% of the sum of (a) consolidated interest expense and (b) preferred stock dividends declared or paid by the Borrower.
          Section 8.14 Total Liabilities. Permit Total Liabilities on a consolidated basis to ever be greater than $71,000,000.00.
          Section 8.15  Loans, Advances, etc.     Make any  loan,  advance,
extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidence of Debt of, or interests in any Person except as set forth on
Schedule 8.15 hereto.

                                   -26-


        Section 8.16    Transactions with Affiliates.     Except  as  set
forth on Schedule 8.16, enter into any material transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to
in  an  arm's-length  transaction  with  a  Person  that  was  not   its
Affiliate.   For purposes of this Section  8.16,  such  transactions  are
"material" if they, individually  or  in  the  aggregate,  require  any
Company to pay more than  $100,000  over  the  course  of  any  calendar year.
                              ARTICLE IX
                         DEFAULT AND REMEDIES
         If any of the following events ("Events of Default") shall occur and such Events of Default are not cured (i) within five (5) days of notice by Lender to Borrower in the case of Section 9.01 or
(ii) within sixty (60) days after any Events of Default set forth in Sections 9.02 through 9.05 occur and any Company or Shareholder knows or should have known of such Event of Default, then Lender may declare the indebtedness evidenced by the Note to be in default and all such
indebtedness  shall  forthwith  become  immediately  due   and   payable
without any action of any kind whatsoever, together with accrued interest thereon, reasonable attorney's fees and other Obligations
and   charges,  and costs of Lender incurred    in  enforcing  the  Loan
Papers  without  presentment  or  demand,  all  of  which   are   hereby
expressly waived, and Lender       may enforce  all its  rights  in  the
Collateral immediately.  An Event  of Default shall occur if:

                                  -27-


        Section 9. 01 Payment. A default is made in the payment of any portion of the Obligations when due regardless of whether at the due date thereof or by acceleration thereof or otherwise; or
        Section 9.02 Other Agreements. A default is made in the payment of principal or interest or any obligations of any Material Agreements of any Company, WSH or AAH with any other Person other than the defaults specified on schedule 7.04 and then only (i) to the extent of the defaults existing as of the date hereof, (ii) for so long as such lender does not threaten to accelerate payment of, or initiate foreclosure under, any such loans, or (iii) in the case of REA, if REA continues to fund approved loans within the scheduled time periods for such fundings; or
        Section 9.03 Other Provisions. Any representation, warranty, affirmative covenant, negative covenant or other agreement, covenant or warranty made to the Lender by any Shareholder or Company, or any of its officers, directors or representatives in connection with this Agreement, the Loan Papers or in any report, certificate, Financial Statement or other instrument furnished Lender in connection herewith shall prove to have been incorrect, false or misleading in any material respect, shall be breached in any material respect or shall have failed to have been punctually and properly performed, observed or complied with; or
         Section 9.04 Revocations. Any license, consent or approval of any Tribunal required for the consummation of the transactions con-templated by this Agreement and the instruments provided for herein or required for the necessary operation of any Company is revoked, withdrawn, materially and adversely modified or withheld or otherwise fails to remain in full force and effect; or
         Section 9.05  Other Events.  Any Company, WSH or AAH shall:
                                 -28-


          (i) Fail to pay their material debts as they become due,

          (ii)  Voluntarily  seek,  consent  to,   or   acquiesce
                in the benefit of any Debtor Relief Law;

          (iii) Become a party to or is made the subject of any proceeding provided for by any Debtor
                Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of the Lender granted in the Loan Papers;

           (iv) Fail to have discharged within 60 days after commencement any attachment, sequestration, or similar proceeding which, individually or together with all such other proceedings then pending, affects assets of such Company having a value (individually or collectively) of $250,000 or more;

            (v) Fail to pay  any  judgments  or  orders  for  the
                payment of money in excess of $100,000 (individually or collectively) rendered against it or any of its assets and either
                (a) any enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (b) a stay of enfor-cement of any such judgment or order, by reason of pending appeal or otherwise, shall not be in effect prior to the time its assets
                may   be  lawfully  sold  to  satisfy        such
                judgment.

          Section 9.06 Lender Not in  Control.  None  of  the  covenants  or

other  provisions  contained  in  this  Agreement  or  in  any  other   Loan

Paper shall, or shall be deemed to, give  the  Lender  the  Right  to  exer-

cise control over the  assets  (including,  without  limitation,  real  pro-

perty),  affairs,  or  management  of  any  Company  or   Shareholder,   the

power of the Lender being  limited  to  the  Right  to  exercise  the  reme-

dies provided in this Article IX.

        Section 9.07 Waivers. The acceptance by the Lender at any time and from time to time of partial payment on the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other then existing or subsequent Event of Default. No delay or omission by the Lender, in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.
         Section 9.08  Cumulative Rights.     All  Rights  available  to
Lender under the Loan Papers are cumulative of and in addition to all other Rights granted to Lender at law or in equity, whether or not the Obligation is due and payable and whether or not the Lender has insti-tuted any suit for collection, foreclosure, or other action in connec-tion with the Loan Papers.
         Section 9.09 Prior Rights. Notwithstanding anything to the contrary contained herein, if within one (1) year of the date of the closing of the purchase of the Purchased MTC Stock as described in the Consent Order of Compromise and Settlement entered in the Chancery
Court of Shelby County, Tennessee, on March 17, 1994, (the "Prior

Rights"), the shares of capital stock of MTC become subject to any foreclosure action or proceeding resulting from such Purchased MTC Stock being pledged as collateral to the Lender, Selling Shareholders may purchase and redeem the Purchased MTC Stock for a payment equal to the amount of all unpaid Obligations and such Purchased MTC Stock will be released, free and clear of the lien imposed by the Loan or the Loan Papers, upon receipt of such payment.

                              ARTICLE X
                    REPRESENTATIONS AND WARRANTIES

          For the purpose of inducing Lender to enter into this Agreement, each Shareholder and Company, jointly and severally, hereby makes the following representations and warranties to Lender:
         10.01  Corporate Organization.  Borrower has no Subsidiaries
other than the Companies.    Each Company is a corporation  duly  incor-
porated, validly existing and in good standing under the laws of the State of Tennessee. Each Company possesses full corporate power and authority to carry on the business in which it is presently engaged, own, lease and operate its properties and, in the case of each Shareholder and Company, to enter into and perform their respective
obligations under this Agreement.      No Company  has  qualified  as  a
foreign corporation in any jurisdiction because neither the character or location of its respective properties nor the nature of its activi-ties makes such qualification necessary.

        10.02  Authorization.     Each Shareholder  and  Company  has  full
power and authority to execute and deliver this Agreement and the Loan Papers and to carry out the transactions contemplated hereby. The Boards of Directors (and stockholders, if required) of each of the Companies have duly approved and authorized the execution and delivery of this Agreement and the Loan Papers and the consummation of the transactions contemplated hereby, and no other corporate proceedings on the part of any Company are necessary to approve and authorize the execution, delivery and consummation of the transactions contemplated in the Loan Papers. The Loan Papers have been duly executed and deli-vered by each Shareholder and Company and assuming due execution, delivery and performance of this Agreement by Lender, constitute valid
and  legally  binding  Obligations  of  each  Shareholder   and   Company,
enforceable in accordance with its terms, except as the enforceability hereof may be limited by applicable Debtor Relief Laws or other laws of general application relating to or affecting enforcement of credi-
tors'  rights  and  the  application  of  equitable  principles   in   any
action, legal or equitable.
        10.03  Capital  Stock.  The  authorized  capital  stock  of   each
Company  consists  exclusively  as  follows:      (i)  10,000  shares   of
authorized common stock of MTI of which 10,000 shares are currently issued and outstanding and all of which are owned by the Shareholders, as set forth on Schedule 10.03 hereto  (ii)  1,000  shares  of  authorized
common  stock  of  MTC  of  which  496   shares   are   currently   issued
and    outstanding    and   all    of   which    are    owned   by     MTI

(iii) 2,000 shares of authorized common stock of BCFI of which 100 shares are currently issued and outstanding and all of which are owned by MTC (iv) 2,000 shares of authorized common stock of MAI of which 1,000 shares are currently issued and outstanding and all of which are owned by MTC. All of such stock has been duly authorized, is duly and validly issued and outstanding, fully paid, nonassessable and, except
as set forth on Schedule 10.03     or in favor of Lender, is free  and
clear of preemptive or similar rights and all other Security Interests or Liens. Except for the rights of Lender or set forth on Schedule
10.03,  there  are  no  outstanding  subscriptions,  warrants,   options,
rights, puts, contracts, calls, restrictions, arrangements or other commitments binding upon any Shareholder or Company of any nature relating to the issuance, repurchase, redemption, sale, transfer or
voting of any shares of capital stock of any Company.       There  are  no
outstanding securities, debt or other obligations of any Company con-vertible into or exchangeable for shares of capital stock or other
securities  of  such  Company.      There  are  no   equity   equivalents,
interests in the ownership or earnings or other  similar  rights  binding
upon any Shareholder of Company with respect to any Company.         There
are no shares of capital stock of any Company held in its respective treasury. Each share of capital stock of each Company is entitled to one vote.
         10.04  Partnership    Interests.  The   Partnership    interests
consist exclusively of (i)  a  40%  general  partnership  interest  owned by Memphis CGSA, Inc., (ii) a 35% limited partnership interest owned by Memphis CGSA, Inc., (iii) a 25% limited partnership interest owned
by MAI.    Except as set forth on  Schedule  10.04  hereto,  (iv)  MAI's
Partnership interest is free of any Liens and Security Interests, and
(v) the owners of the Partnership interests are not subject to any present or future scheduled, or to the best of each Shareholder's and Company's knowledge and belief, contemplated capital call or other
claim for monetary payment.     To the best of  each  Shareholder's  and
Company's knowledge, (vi) all Partnership interests have been fully paid for by each owner thereof, (vii) there are no outstanding securi-ties, debt or other obligations of the Partnership convertible into or exchangeable for Partnership interests, rights to vote or other securities or interests of the Partnership, and (viii) except as set forth on Schedule 10.04, no partner of the Partnership has failed to
make any capital call.    Other than the Partnership  Agreement,  there
are   no partnership equivalents, interests in the  ownership  or  ear-
nings or other similar rights binding upon any Company or Shareholder with respect to the Partnership or Partnership interests thereof owned by MAI.
          10.05 Ownership of Properties.      Except  as  set  forth  on
Schedule 10.05 hereto, each Property owned by such Shareholder and/or Company is free and clear of all Liens and Security Interests of any kind whatsoever, other than the restrictions imposed by federal and
state securities Laws other than Permitted Liens.      Upon the  consum-
mation of any Transfer (as defined below), merger or consolidation, Lender will acquire good and marketable title to any Property subject to such Transfer, merger or consolidation, free and clear of all Liens and Security Interests or restrictions of any kind whatsoever, other than the restrictions imposed by federal and state securities Laws or Permitted Liens.
                                  -34-


         Section  10.06  Stockholder   and   Partner   Documents.   Borrower
has  delivered  to  Lender  true,  correct  and  complete  copies  of   each
stockholder,  Partnership     and  partner  agreements    to   which     any
Shareholder or Company or the Partnership  is  a  party  to  relating  to  a
Company.
         Section 10.07 No Holding Company. No Company is a Person of the type referred to in Section 8.12(a)-(d).
         Section  10.08  Financial  Statements.  The  Financial   Statements
for each of  the  Companies  previously  delivered  to  Lender  and  defined
on  Schedule  10.08  hereto,   (collectively,  the  "Current Financial
Statements"),  were  prepared  in   accordance   with   GAAP,   consistently
applied,  and  fairly  present  their  respective  financial  conditions  as of, and, if applicable,  the  results  of  their  operations  for  the  por-
tion  of  the  relevant  period  ending  on  each   such   date   and   when
appropriate, such Financial  Statements  were  prepared  on  a  consolidated
basis.    The Financial  Statements  of  WSH  and  AAH  previously  delivered to Lender  fairly  present  their  financial  condition  as  of  such  date.
Except  for  transactions  directly  related  to,   or   specifically   con-
templated  by,  this  Agreement  and  transactions  disclosed  on   Schedule
10.08, there has been no change which might have a material adverse effect on the financial condition of any Company or WSH or AAH from that shown in such Financial Statements as delivered to Lender to the date hereof.
          Section 10.09  Litigation  and  Judgments.  Except  as  set  forth
on  Schedule  10.09  hereto,  (i)  there  is  at   the   date   hereof,   no
Litigation  pending,  or  to  the  best  knowledge  of  any  Shareholder  or

                                    -35-


Company, threatened against any Company, WSH or AAH which might result in any material adverse effect upon the business or condition of any Company, WSH or AAH ("Material Litigation") and (ii) there are no outstanding or unpaid judgments against any Company or Shareholder.
        Section 10.10 Compliance with Laws and Material Agreements. Except as set forth on Schedule 10.10, no Company, WSH or AAH is in default under any Material Agreement, nor are any of them in violation of any Laws in any respect which could have any effect whatsoever upon the validity, performance, or enforceability of any of the terms of the Loan Papers or which could have a material adverse effect upon any Company or WSH or AAH. There are no proceedings, claims, or investi-gations against or involving any Company, WSH or AAH by any Tribunal under or pursuant to any Laws which could have a Material Adverse
Effect upon any Company, WSH or AAH.      The  execution,  delivery,  and
compliance with the terms of the Loan Papers will not violate, consti-tute a Default (or an event which, with notice or lapse of time or both, could become a default) under, or result in the breach of, any
Laws, the articles of incorporation or bylaws of any Company or any Material Agreement to which any Company, WSH or AAH is a party or to which any of their property may be subject.
         Section   10.11  Tax    Matters.  Except   as   disclosed    on
Schedule 10.11:
         (a) Each Company, WSH and AAH has duly filed all material federal, state and local Tax returns required to be filed by or with respect to it with the IRS or other applicable taxing authority, and no extensions with respect to such Tax returns have been requested or granted.
                                  -36-


        (b) Each Company has paid, or adequately reserved against in the Financial Statements, all material Taxes due, or claimed by any taxing authority to be due, from or with respect to it, except Taxes that are being contested in good faith by appropriate legal pro-ceedings and for which adequate reserves have been set aside as disclosed on Schedule 10.11. There are no Tax liens outstanding or, to the best knowledge of each Shareholder, threatened against such Shareholder.
         (c) To the best knowledge of each Shareholder and Company, there has been no material issue raised or material adjustment pro-posed (and none is pending) by the IRS or any other taxing authority in connection with any of the Tax returns.
        (d) Each Company has made all material deposits required with respect to Taxes.
        (e) No waiver or extension of any statute of limitations as to any material federal, state, local, or foreign Tax matter has been given by or requested from any Company.
         (f) No Company has filed a consent under Section 341(f) of the Code.
         (g) No Company has made payments, is obligated to make any payments, nor is a party to any agreement that under certain cir-cumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.
         (h) No Company is a party to any Tax allocation or sharing agreement.

                                -37-


         (i) No Company has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was MTC) nor has it any liability for the Taxes of any person other than the Company under Treasury Regulation
Section 1.1502-6 (or any similar provision of state, local, or  foreign
Law) as a transferee or successor, by contract, or otherwise.
         (j) For both accounting and ratemaking purposes in its regu-lated books of account, MTC has been using, and will continue to use, a normalization method of accounting as described in Sections 167(1)
(as in effect at the time the related assets were placed in service) and 168(i) of the Code (as defined below) for the Federal Income Tax effect of the use of accelerated depreciation.
         (k) For both accounting and ratemaking purposes in its regu-lated books of account, MTC has been using, and will continue to use a method of accounting for investment credits which conforms with the requirements of Section 46(f) of the Code, as in effect at the time the related assets were placed in service.
         For purposes of this Section, a Tax is due (and must there-fore either be paid or adequately reserved against in the Financial Statements) as it accrues under GAAP.
         Section 10.12  ERISA.    Each Company has complied  with  ERISA
with respect to all employee benefit plans and there are no existing conditions which could give rise to any material liability of any
Company for damages, fines or penalties under ERISA.   For purposes  of
this Section, "material" shall mean any liability in excess of $10,000.
                                 -38-


        Section 10.13  No Approval Required.       No  registration   or
approval of any Tribunal or other Person is necessary for the execu-tion or validity of this Agreement, the Note or any of the other Loan Papers, other than approvals required to permit Lender to acquire any Property pursuant to Article XI hereof.
         Section 10.14  Securities Laws.    No  Shareholder  or  Company
has, nor has any Person acting or purporting to act on behalf of any Shareholder or Company, directly or indirectly, offered the Note for sale to, or solicited any offer to sale the Note to, or otherwise negotiated in respect thereof with, any Person, and has not done (or omitted to do) any other act, so as to bring the issuance or sale thereof within the registration requirements of the Securities Act of 1933, as amended, and Borrower has complied with or is exempt from the registration provisions of all state securities or "blue sky" Laws applicable to the issuance or delivery of the Note.
         Section 10.15 Disclosure of Other Facts. There is no signi-ficant material fact or condition relating to the financial condition, results of operations, or business of any Company or Shareholder known to any Shareholder or Company which could have a material adverse effect which has not been related to Lender in writing.
         Section 10.16 Genuineness of Writings, All writings hereto-fore exhibited to Lender by or on behalf of any Shareholder or Company are genuine and in all respects what they purport to be.

          Section 10. 17  Absence of Material Changes.    Since  the   date
of  the  Current  Financials  Statements  and  except  as  set  forth   on
Schedule 10.17 hereto, no Company has:
                (a)  undergone  any  change  in  its  financial   condition,
          assets, properties, liabilities, business, business prospects or operations other than changes in the ordinary course of business, none of which individually or in the aggregate has
          been  materially  adverse  to  the  entity  which  has   undergone
          such change;
                (b)  suffered  any  damage,  destruction  or  loss  (whether or not covered by insurance), or condemnation or other taking which materially and adversely affected the assets, proper-ties or business of the entity which has suffered any such event;
                (c) issued or sold, or  authorized  the  issuance  and  sale of any interests, stock, bonds, notes or other securities or obligations;
                (d) granted  any  options,  warrants  or  other  rights  for the  issuance  of  stock,  partnership  interests  or  securities;
                (e) subjected  any  of  its  properties  or  assets  to  any
          Security  Interest  or  Lien  of  any  kind   whatsoever,   except
          Permitted Liens;
                (f) increased or altered  the  payment  obligations  on  any
          Debt;

               (g) acquired or disposed of or leased any assets or pro-perties having a value in excess of $10,000 in the case of any single item;
               (h)  merged,  consolidated  or  combined  with  any  other entity;
               (i) failed to conduct its business in the ordinary course of business;
               (j) received notice of any dispute, claim, event or con-dition of any character (including but not limited to regulatory and administrative notices) that might materially and adversely affect the business, prospects or property of the entity receiving such notice;
               (k) paid or incurred any obligations or liabilities (absolute or contingent) in excess of $10,000;
               (1) made any change in its accounting methods or prac-tices which does not conform to GAAP;
               (m) received any notice of any occurrence that would give any entity receiving any such notice reason to believe that any material labor unrest exists among any employees of such entity or that any group, organization or union has tried to organize any of its employees;
               (n) declared or paid any dividend or any similar distri-bution (whether in cash, stock or other property);
               (o) granted any bonus or other special compensation or increased the compensation or benefits payable or to become payable to any director, officer or employee except, in the case of employees, for increases in the normal course of operations consistent with past compensation practice not exceeding 5% of the compensation and benefits payable to such employee as of the date of the Current Financial Statements or instituted any increase in or otherwise amended any profit sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other employee benefit plan except for increases required by Law;
                 (p) cancelled without payment in full or compromised any
            claim, note, loan, or obligation or other material right of value receivable by such entity from any Person;
                 (q) sold, assigned or transferred any material copyrights, trademarks, trade names, patents, licenses or other intangible assets or intellectual property;
                 (r) made or suffered any amendment or termination of any
            Material Agreement to which it is or was a party, beneficiary or designee or by which it is or was bound or cancelled, modified or waived any debts owed to or claims held by it (including the settlement of any claims or Litigation) or waived any right, except for write-offs and write-downs of receivables in the ordinary course of business consistent with past practices which are not individually or in the aggregate material;
                 (s) created, incurred, guaranteed or assumed any Debt or entered into any capitalized leases;

               (t) accelerated collection of notes or accounts receivable generated by it to a date prior to the date such collection would have occurred in the ordinary course of business consistent with past practice;
               (u) delayed payment of any of its accounts payable or other liabilities beyond its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice;
               (v) purchased, redeemed, called for purchase or redemp-tion or otherwise acquired any shares of its capital stock, partnership interest or any other securities; or
               (w) entered into any agreement or made any commitment to do or to take any of the actions referred to in subsec-tions (a) through (v) of this Section 10.17.

Section  10.18  Indebtedness.  Schedule  10.18   hereto   sets
forth all Debt of each of the Companies.  Except  as  disclosed  on  said
Schedule 10.18, (i) all Debt is prepayable at any time at the option of any such entity seeking to make any such prepayment, without pre-mium or penalty and (ii) no Company is in default under any agreement creating, or note evidencing, any Debt or in the performance, obser-vance or fulfillment of any covenant or condition relating thereto, and no event has occurred and is continuing which with the giving of notice or lapse of time, or both, would constitute a Default.
Section 10.19  Title  to  Assets  and  Leases.  Schedule  10.19
hereto sets forth a complete list of all real properties  and  buildings
owned or leased by each Company.    Each Company owns or leases  all  of
the property reflected on the balance sheets included in the current Financial Statements except (i) property disposed of since said date for fair and adequate consideration in the ordinary course of business and (ii) leases which have expired since said date which are not material or if material, which have been replaced by a lease of com-parable property and price. Title to all real and personal property owned by each of the Companies is in each case, good and marketable and free and clear of any Security Interest or Lien, except for
(i) the Lien of the indentures, security interests, mortgages and/or deeds of trust listed on Schedule 10.19, (ii) the lien for current property taxes not yet due and payable or being contested in good faith for which adequate reserves have been made and (iii) minor imperfections of title and Liens, if any, that do not materially detract from the value, or interfere with the use or marketability of the property affected thereby, each of which are included in the defi-
nition of Permitted Liens.      Each Company owns or  has  valid  lease-
hold interest in all material properties and assets used in the con-duct of its business. All real estate leases to which any Company is a party are in good standing, valid and enforceable in accordance with their respective terms and there is not under any of such leases any existing default and, to the best of each Shareholder's and Company's knowledge and belief, no event has occurred which with notice or lapse of time, or both, would constitute such a default.

         Section 10.20 Condition of Assets. All buildings, equipment and other assets owned by each of the Companies are in good repair, order and condition for companies of comparable size and location, reasonable wear and tear excepted, and such buildings, equipment and assets conform in all material respects with all applicable Laws. No Shareholder or Company has received notice of any breach or viola-tion of any such Laws.
         Section 10.21 Cellular Permits, Tariffs and Operations. (a) To the best of each Shareholder's and Company's knowledge, (i)
Schedule 10.21 hereto sets forth all licenses and permits ("Permits") which have been issued to the Partnership by any Tribunal (ii) all Permits are in full force and effect and are not subject to any pending or threatened challenge, revocation or forfeiture and all applications for any of the foregoing have been promptly, legally and timely filed or the time for filing has not expired (iii) all Permits necessary or required for the construction and/or operation of the Memphis, Tennessee "B" block cellular system have been obtained or applied for or the time for filing with respect thereto has not expired, and (iv) the Partnership is providing cellular service in compliance with all Laws and fully and completely to the Cellular Geographic Service Area.
         b) Shareholders have previously delivered to the Lender true, correct and complete copies of the tariffs containing, to the extent included therein, service regulations, rates and charges for radio common carrier services applicable on the date hereof, together with all FCC records and PSC certifications with respect to the

 Partnership as well as complete copies of FCC records  and  state  cer-
 tifications.
        c) To the best of each  Shareholder's  and  Company's  knowledge
 (i) no action to change, alter, rescind or make obsolete any of said tariffs, rates or charges is pending or under consideration other than proceedings in the ordinary course of and those of general applicabi-lity to the cellular industry and (ii) the Partnership has an aggre-gate of at least 50,000 active customers.
         Section 10.22 Absence of Undisclosed Liabilities. Except as set forth in this Agreement, none of the Companies has any liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, not incurred in the ordi-nary course of business, which, either individually or in the aggre-gate with other such liabilities, would have a material adverse effect on the financial condition, properties or results of operations of such entity.
         Section 10.23 Labor Relations. No Company has engaged in and there are no (i) unfair labor practice, unlawful employment prac-
 tice  or  charges  of  discrimination   (collectively  "Unfair  Labor
 Practice") pending or threatened against any Company concerning any allegation of Unfair Labor Practice or (iii) pending or threatened grievances against any Company by the Communications Workers of America labor union or any other labor union.
          Section 10.24 Securities Laws. No Company has offered or sold securities in violation of any securities Laws. All such offers or sales of securities have been registered under securities Laws or were exempt from the registration requirements thereof.
                                  -46-


          Section  10. 25  Customers and Suppliers.  Except as set forth in Schedule 10.25  hereto, no Company nor any of its officers, direc-
 tors, principal shareholders, or affiliates possess any direct or indirect material financial interest in, or is a  director  or  officer of, any Person who has a material relationship with any Company, as a
 customer,   supplier,    agent,   advisor,    consultant,   representative,
 lessor, lessee, lender, licensor, or competitor. Except as otherwise set forth on Schedule 10.25, there exists no actual or threatened ter-mination, cancellation or limitation of, or any modification in, the business relationship of any Company with any customer or group of customers whose payments to such entity individually or in the aggre-
 gate are material to its operations, or with any vendor, agent, repre-sentative, consultant, or group thereof, whose sales of services to such entity individually or in the aggregate are material to its operations.
           Section  10.26  Accounts  Receivable.  All accounts receivable of each Company have arisen from bonafide transactions in the ordinary
 course of its business.    All accounts  receivable  reflected   in   the
 balance sheets contained in the Financial Statements are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof, net of any applicable reserves for doubtful accounts reflected in such balance sheets. Such reserves are adequate and calculated consistent with past practice.
           Section 10.27 No Omissions. None of the representations or warranties contained herein and none of the information contained in the Schedules hereto or documents furnished to Lender or its represen-tatives by any Shareholder or Company or any of their representatives in connection with this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements here or therein not misleading in any material respect. Except as set forth or referred to in this Agreement, there exists no present condition or state of facts or circumstances that materially and adversely affects, or in the future could materially adversely affect, the business, profits, or financial condition of any of the Companies or prevent any such Company from conducting its busi-ness after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                                ARTICLE XI

                  SALE OF PROPERTIES; RIGHTS OF REFUSAL

           Section 11.01 Sale and Refusal  Rights.  In  consideration  of

 Lender's making the Loan  to  Borrower,  each  Shareholder  and  Company hereby, jointly and severally,  covenants  and  agrees  with  Lender  as follows:

           (a) Except as provided herein, no Shareholder nor any Company will directly or indirectly, sell, dispose, assign, encumber, donate or otherwise transfer (a "Transfer") any of its Property, and no Company shall enter into any agreement of merger or consolidation with respect to itself or any other Person, unless prior to such Transfer, merger or consolidation Lender is given the opportunity to purchase the Property (i) at a negotiated price determined by Lender and Shareholder and/or Company or

                 (ii) if a Transfer, merger or consolidation is proposed through a bona fide third party offer, pursuant to the terms and conditions of any third party offer which is accepted by the Shareholder(s) and/or the Companies, as the case may be (an "Acceptable Offer"). Shareholder(s) and/or the Companies shall pro-vide true and complete copies of all offers to Lender together with a statement that such offer is rejected or is an Acceptable Offer so as to initiate Lender's refusal Rights herein.

           (b) If any Transfer, merger or consolidation is proposed to be made, by any Shareholder or Company pursuant to an Acceptable offer, such offer will be analyzed solely on the basis of the Fair Market Value of the consideration to be received by any Shareholder, Company or any combination of them, as the case may be. Shareholder, Company, or any of them, as the case may be, shall provide Lender with any Acceptable Offer and Lender shall then have the option, exercisable by notice to the
                 Shareholders, the Companies or any of them as the case may be within thirty (30) days from receipt of written notice from Shareholders and/or Companies of the Acceptable offer, to notify the appropriate Shareholder(s) and/or Companies that Lender elects to purchase such Property for consideration contained in the Acceptable Offer.

           (c)   In  the   event   any   Shareholder(s)     and/or
                 Companies deliver an Acceptable Offer within six (6) months of the date of any two or more offers which has been rejected, then Lender shall have the right to elect to purchase such Property in the manner set forth in Section
                 11.01 (b) above for a Purchase Price equal to the Fair Market Value of the consideration offered in the Accepted offer, less 2.5%.

           (d) In the event Lender fails to exercise its Rights hereunder and a Transfer, merger or consolidation occurs, the balance of the Loan and all obligations shall become due and payable and Lender shall retain its refusal Rights herein to any remaining Property retained and/or owned by any Company, Shareholder or any combination of them.

          (e) Upon exercise by Lender of any rights pursuant to this Section 11.01, the parties shall enter into immediate good faith negotiations designed to culminate in a definitive purchase agreement containing such terms and conditions as are customary in like and similar acquisi-tions of such Property in the industry generally, but containing the representations, warranties, covenants and agreements set forth herein, provided, however, that in the event Lender, Shareholders, Companies or any of them, as the case may be, are unable to conclude, each acting in good faith, the nego-tiation and execution of such agreement within sixty (60) days from the date of exercise of the election by the Lender as provided herein, then each party will appoint an arbitrator and, if necessary, such arbitrators will appoint a third arbitrator to resolve disputes as to such agreement within thirty (30) days from the date of submission to arbitration. Each arbitrator shall be experienced in defi-nitive agreements for like and similar acquisitions and their decision shall be final and binding upon the parties. The arbitrators shall be instructed to conclude such defini-tive agreement within such thirty (30) day period by any reasonable means. In the event a proposed Transfer of capital stock is to be made, a Shareholder or a Company, or any combination of them, as the case may be, agree to, at Lenders election, allow such Transfer to occur as an asset sale, provided such Shareholder, Company or combination thereof, is placed in the same after tax economic posi-tion as if Lender had purchased such stock.

           (f) Notwithstanding anything contained in this subsection, a Transfer to any Person which is wholly owned by Shareholders and/or Companies, or a transfer by a Shareholder by gift, descent, devise, distribution, or otherwise, is specifically permitted, and the Person receiving such property shall thereafter be bound by the provisions of this Article XI and if not already a party hereto, shall execute any documentation reasonably requested by Lender to confirm to Lender such Person's con-sent to be bound pursuant to this Article XI.

          Section 11.02 Default Purchases.

           (a) In the event of any default as herein described which may result in an acceleration of the Loan and such default occurs prior to the expira-tion of the Prior Rights, then Lender shall have the sole, irrevocable and absolute right to: (i) upon default of any payment due hereunder,  convert  any  such  payment  to  common
                 stock of MAI, in full and complete satisfac-tion of such Event of Default, based on a net asset valuation equal to the sum of $34,000,000 less the unpaid principal amount due by MAI to third party lenders, (ii) waive such default, or (iii) foreclose on the Collateral, subject to the Prior Rights. Notwithstanding any conversion pursuant to this Section 11.02(a), Lender's Rights set forth in Section 11.01 shall remain in full force and effect.

           (b) In the event of any default as herein described which results in an acceleration of the Loan and such default occurs after the expiration of the Prior Rights, then Lender shall have the sole, irrevocable and absolute right to: (i) waive such default, (ii) foreclose on the Collateral or (iii) purchase 100% of the capital stock of MTI owned by the Shareholders for $37,500,000.00 cash, less (x)
                 the then outstanding principal balance of the Loan, accrued interest thereon and all outstanding costs due Lender and (y) the cost of any conversions pursuant to Section 11.02(a)(i), or at the Lender's election purchase:

                 (1)    All of the assets of the Companies; or

                 (2) All of the capital stock of MTC, BCFI and MAI; provided that in the case of a purchase pursuant to either this subsec-tion (1) or (2), the Lender will put the Shareholders or Companies, as the case may be, in the same after tax economic position as if Lender had purchased all of the capital stock of MTI pursuant to
                        Section 11.02(b)(iii) above.

           Section 11.03  Credit to Price.

                 Where any purchase price is not a deter-mination of the net asset value or value of the Shareholders equity of the Borrower, Lender shall be given credit toward the purchase price of any acquisition pursuant to this Article XI equal to the balance of the Loan and all other remaining Obligations owed hereunder.

          Section 11.04  Termination

          (a)   The Rights granted to  Lender  pursuant  to  this
                Article XI shall survive the termination of the Loan Agreement or satisfaction of the Obligations, and shall remain outstanding and inure to the benefit of Lender, its successors and assigns for a period of 15 years from the date hereof, it being acknowledged by each Shareholder and Company that Lender's sole reason and inducement for acting as Lender herein is the Rights received by Lender pursuant to this Article XI.

          (b) In the event Lender declines to exercise its Rights pursuant to an Acceptable offer, Lender's Rights with respect to the Property in question shall terminate, provided, however, that Lender's Rights shall remain in full force and effect if such Property (i) is not sold or (ii) is to be sold on terms and conditions with respect to the consideration which are different from those contained in the offer and in such event the varied offer must be resubmitted to Lender in accordance with Section 11.01 above.

           (c) Lender acknowledges and agrees that its Rights of refusal granted herein are subject to the Prior Rights.

           (d) In the event Lender's Rights of refusal granted pursuant to this Article XI are lost due to (i) a Transfer, merger or consolidation pursuant to the  Prior  Rights  or  (ii)  litiga-
                tion brought by any Person (other than Lender) then in such event Shareholders and/or Companies, jointly and severally, agree to pay to Lender a fee of $2,500,000.00 due to the loss of Lender's Rights herein (the "Loss of
                Rights Fee"). The Loss of Rights Fee shall be payable at Closing in the case of a Transfer, merger or consolidation or 60 days after the
                date  any  judgment  becomes  final   and   non-
                appealable in the case of litigation.         The
                obligations of the Shareholders and Companies to pay the Loss of Rights Fee is an Obligation hereunder and each Shareholder's stock of MTI
                shall  remain   in   pledge   to   secure   such
                obligation.

          Section 11-05    Legend and Filing.      The  existence  of  these

  Rights  of  refusal  and  other  Rights  to  Lender  pursuant   to   this

  Agreement and a brief description  thereof,  shall  be  set  forth  in  a legend on all present  and  future  certificates  representing  stock  of the  Companies.

                               ARTICLE XII

                           SHAREHOLDER MATTERS

           Section 12.01  Certain Representations and Warranties.
  Lender acknowledges that certain representations and warranties herein of Shareholders (other than WSH and AAH) herein pertaining to the Companies, WSH, AAH and the Partnership may have been made by such Shareholders without actual knowledge of the truth or falsity thereof, but were made by such Shareholders solely for the purpose of allo-cating any economic risk of loss associated with a breach thereof. Lender agrees that a breach of any such representations or warranties will only give Lender the Rights provided for herein and under no cir-cumstances will any such breach give Lender any claim for fraud or any right to punitive damages unless Lender can prove that contrary to the foregoing a representation or warranty with respect to a Company or the Partnership was intentionally false.
                                    -53-


              Section 12.02    Shareholder Liability.      Notwithstanding
 anything to the contrary contained herein, no Shareholder (other than WSH and AAH) shall have any liability (i) on the Loan or (ii) pursuant to any indemnification unless, with respect to such indemnification, such Shareholder either (a) was legally capable of preventing the event which gave rise to such indemnification and failed to prevent the occurrence of such event or (b) received, subsequent to the date hereof, directly or indirectly, beneficial ownership of any stock and/or assets of any of the Companies.

                              ARTICLE XIII
                        MISCELLANEOUS PROVISIONS

          Section 13.01  Louisiana Law.  This Agreement, the Note and
 the other Loan Papers are being executed and delivered, and are intended to be performed, in the State of Louisiana, and the Laws (other than conflict-of-laws provisions thereof) of such State and of the United States of America shall govern the rights and duties of the parties hereto and the validity, construction, enforcement, and interpretation of this Agreement and the Loan Papers.
           Section 13.02 Venue; Service of Process. Each party hereto, in each case for itself, its heirs, successors, assigns and legal representatives hereby (a) irrevocably submits to the exclusive jurisdiction of the State and Federal Courts of the State of Louisiana and agrees and consents that service of process may be made upon it in any legal proceeding arising out of or in connection with the Loan Papers and the Obligations by service of process as provided by Louisiana law, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying
                                   -54-


 of venue of any litigation arising out of or in connection with the Loan Papers and the Obligations in the Fourth Judicial District Court for the Parish of Ouachita, State of Louisiana or the United States District Court, Western District of Louisiana, Monroe Division, (c) irrevocably waives any claims that any litigation brought in any such court has been brought in an inconvenient forum, (d) agrees to designate and maintain an agent for service of process in Monroe,
 Louisiana, in connection with any such litigation and to deliver to the agent and Lender evidence thereof, if requested, (e) irrevocably consents to the service of process out of any of the aforementioned courts in any such litigation by the mailing of copies thereof by cer-tified mail, return receipt requested, postage prepaid, at its address set forth herein, and (f) irrevocably agrees that any legal proceeding against any party hereto arising out of or in connection with the Loan Papers on the Obligations shall be brought in one of the aforemen-tioned courts.
          SECTION 13.03  WAIVER OF JURY TRIAL.       EACH  PARTY   HERETO
 IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHT TO A JURY TRIAL IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATIONS.
          Section 13.04  Headings.    The headings of  the  sections  and
 subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.
          Section 13.05 Survival of Warranties and Representations. All covenants, agreements, representations, warranties and statements by or on behalf of any Shareholder or Company made herein or in any of

 Loan Papers or any other  certificate,  statement,  document  or  other instrument furnished by or on behalf of any  Shareholder  or  Company  to

 Lender in connection with the negotiation of this Agreement shall be considered to have been  relied  on  by  Lender  and  shall  survive  the execution and delivery of the Note and the  payment  of  all  Obligations regardless of any investigation made by  Lender  or  on  Lender's  behalf for so long as any portion of the  Loan  remains  unpaid  or  the  appli-

 cable statute of limitations whichever  is  greater.  All  statements  in any such  Loan  Papers  or  certificate,  statement,  document  or  other instrument  shall  constitute  warranties  and  representations  by  each

 Shareholder and Company under this Agreement.

          Section  13.07  Successors  and  Assigns.       All    covenants,

 agreements, representations and warranties made herein  shall  bind,  and inure to the  benefit  of,  the  heirs,  successors,  assigns  and  legal representatives of Shareholders, whether so expressed  or  not,  and  all such covenants, agreements, representations and  warranties  shall  bind,

 and inure to the benefit of Lender and its successors and assigns.

           Section 13.08   Notices.  Any and all notices or  demands  which

 must or may be  given  hereunder  or  under  any  other  instrument  con-

 templated  hereby  shall  be  given  by  registered  or  certified  mail,

 return receipt requested, postage prepaid, as follows:

           To Lender:           Century Telephone Enterprises, Inc.
                                100 Century Park Drive
                                Monroe, LA  71203
                                Attention:  Mr. R. Stewart Ewing

           Copy to:             Century Telephone Enterprises, Inc.
                                100 Century Park Drive
                                Monroe, LA  71203
                                Attention:  Harvey Perry, Esq.

           To Shareholders      Millington Telephone Company
           and/or Companies:    4880 Navy Road
                                Millington, TN  38053
                                Attention:  W. S. Howard, Sr.

          Copy to:              Glankler Brown
                                Attorneys At Law
                                One Commerce Square
                                Seventeenth Floor
                                Memphis, TN 38103
                                Attention:  Michael A. Robinson

  All such communications,  notices,  or  presentations  and  demands  pro-

  vided for herein shall be deemed to have been  delivered  when  actually delivered in person to the respective parties,  or  if  mailed,  then  on the date of receipt, provided  that  such  mailing  is  by  certified  or registered mail, return receipt requested, with postage prepaid.

           Section 13.08  Amendment and Waiver.   Any  term,  covenant,

  agreement or condition of this Agreement may be  amended,  or  compliance therewith may be waived.

           Section 13.09   Counterparts.  This Agreement may be executed  in

  any number of counterparts, all of which  taken  together  shall  consti-

  tute one and the same  instrument,  and  any  party  hereto  may  execute this Agreement by signing one or more counterparts.

           Section 13.10    Severability.  In case any  one or  more  of  the

  provisions contained in this  Agreement  shall  be  invalid,  illegal  or unenforceable  in  any  respect,  the  validity,  legality  and  enfor-

  ceability  of  the  remaining  provisions  contained  herein or  therein shall not be affected or impaired thereby and if  any  one  or  more  of such provisions  shall  be  invalid,  illegal  or  unenforceable  in  any respect in any one jurisdiction, then, to the  fullest  extent  permitted by applicable law, the validity,  legality  and  enforceability  of  such remaining provisions  shall  not  be  affected  or  impaired  thereby  in other jurisdictions.

          Section 13.11 Terms. All capitalized terms used herein shall have the same meanings and definitions set forth in this Agreement, the Pledges, the Guarantees and the other Loan Papers, unless the use of the term clearly indicates a different meaning.
          Section 13.12  Complete Agreement.  The Exhibits and
  Schedules attached  hereto  shall  form  and  become  a  part  of  this
  Agreement.
          Section 13.13  Conflicts and Ambiguities.     Any  conflict   or
  ambiguity between any of the terms and conditions herein and those contained in any other Loan Paper shall be controlled by the terms and
  conditions herein.   The parties agree that the  rules  of  construction
  requiring interpretation against the drafter of such document shall have no applicability to the Loan Papers.
          Section 13.14 Specific Performance. The parties acknowledge that their obligations hereunder are unique, and that it would be extremely impracticable to measure the resulting damages if any party should default in its obligations under this Agreement. Accordingly, in the event of the failure by a party to consummate the transactions contemplated hereby which failure constitutes a breach hereof by such party, the nondefaulting party may, in addition to any other available rights or remedies, sue in equity for specific performance and, in connection with any such suit, the parties each expressly waives the defense therein that the plaintiff has an adequate remedy at law.

         Signed this 27th day of April, 1994.

                                           /s/ WILLIAM S. HOWARD, Sr.
                                           ____________________
                                           WILLIAM S. HOWARD, Sr.

                                           /s/ ANN A. HOWARD
                                           ____________________
                                           ANN A. HOWARD

                                           /s/ HOLLY LEE STARNES
                                           ____________________
                                           HOLLY LEE STARNES

                                           /s/ WILLIAM S. HOWARD, JR.
                                           _____________________
                                           WILLIAM S. HOWARD, JR.

                                           /s/ LAURA LYNNE HOWARD
                                           _____________________
                                           LAURA LYNNE HOWARD

                                           /s/ CHARLOTTE AND HOWARD THOMPSON
                                           ____________________________
                                           CHARLOTTE ANN HOWARD THOMPSON


                                           MILLTENN, INC.

                                           BY:/s/ W.S. HOWARD
                                           Its President
                                           MILLINGTON TELEPHONE COMPANY

                                           BY:/s/ W.S. HOWARD
                                           Its President

                                           BIG CREEK FINANCIAL, INC.

                                           BY:/s/ W.S. HOWARD
                                           Its President

                                           MILL-COMM ASSOCIATES, INC.

                                           BY:/s/ W.S. HOWARD
                                           Its President


                                           CENTURY TELEPHONE ENTERPRISES, INC.

                                           BY:/s/ GLEN F. POST III
                                           Its President



 SIGNATURE PAGE OF THAT CERTAIN LOAN AGREEMENT AND GRANTS OF RIGHTS OF FIRST REFUSAL TO ACQUIRE ASSETS AND/OR CAPITAL STOCK OF MILLTENN, INC. AND ITS SUBSIDIARIES AND CENTURY TELEPHONE ENTERPRISES, INC. DATED APRIL 27, 1994.


                                   -59-
 WRJR/hw#129-33619
 25/MILL5.1-5.59



                                  INDEX

                                 EXHIBITS


          EXHIBIT   A.....................................  NOTE


          EXHIBIT   B...................... PLEDGE OF  MTI  STOCK


          EXHIBIT   C...................... PLEDGE OF  MTC  STOCK


          EXHIBIT   D............... GUARANTEES OF WSH  AND  AAH


          EXHIBIT   E............. PLEDGE OF MAI and  BCFI  STOCK


          EXHIBIT  F.......................... GUARANTY OF  MTC


          EXHIBIT   G................... GLANKLER  BROWN  OPINION



                                  INDEX


                                SCHEDULES

          SCHEDULE   3.02............................     APPROVALS

          SCHEDULE   7.04........................     NONCOMPLIANCE

          SCHEDULE   7.07............  BUSINESS  OF  THE  COMPANIES

          SCHEDULE  8.01.......................  PERMITTED    DEBT

          SCHEDULE  8.02...............  CONTINGENT    LIABILITIES

          SCHEDULE  8.04................  MERGERS,    ACQUISITIONS
                                              AND    DISSOLUTIONS

          SCHEDULE  8-08.............  SALE & ISSUANCE  OF  STOCK

          SCHEDULE  8.15................  LOANS,  ADVANCES,   ETC.

          SCHEDULE  8.16..........  TRANSACTION  WITH   AFFILIATES

          SCHEDULE  10-03.......................  CAPITAL   STOCK

          SCHEDULE  10.04.................  PARTNERSHIP   MATTERS

          SCHEDULE  10.05...............................    LIENS

          SCHEDULE  10.08................  FINANCIAL    STATEMENTS

          SCHEDULE  10.09............  LITIGATION  AND   JUDGMENTS

          SCHEDULE  10.10............................    DEFAULTS

          SCHEDULE  10.11.........................  TAX   MATTERS

          SCHEDULE  10.17.........  ABSENCE OF MATERIAL  CHANGES

          SCHEDULE  10.18........................    INDEBTEDNESS

          SCHEDULE  10.19.........................  REAL   ESTATE

          SCHEDULE  10.21.............................    PERMITS

          SCHEDULE  10.25.............  CUSTOMERS  AND  SUPPLIERS

          The schedules listed above are not filed herewith. Copies of such schedules will be furnished to the Securities and Exchange Commission upon request.


                            EXHIBIT NO. "A"
                            PROMISSORY NOTE

 BORROWER:  MillTenn, Inc.                LENDER: Century Telephone
                                                  Enterprises, Inc.
                                                  100 Century Park Drive
                                                  Monroe, LA  71203




 Principal Amount:  U.S. $25,000,000.00          Initial Rate:  8.25%
                   (Twenty-Five Million Dollars)

                                         Date of Note:    April 27, 1994


 PROMISE TO PAY.

          FOR VALUE RECEIVED:
          (a) Borrower promises to repay to Lender or order in lawful money of the United States of America the principal sum of Twenty-Five Million and 00/100 Dollars (U.S. $25,000,000.00) representing borrowed funds received by Borrower from Lender.
          (b) Borrower also promises to pay to Lender or order simple interest on the principal balance of this note as outstanding from time to time, calculated on a variable rate basis at the rate per annum equal to the Prime Rate as defined below plus 1.5% per annum, as the Prime Rate may be adjusted from time to time, one or more times, with interest commencing on the date hereof, and continuing until this
 Note is paid in full.

 PRIME RATE.    The simple interest rate under this Note  is  subject  to  a daily increase or decrease from time to time based on corresponding increases or decreases in the Chase Manhattan Bank, N.A. rate of interest established from time to time as its prime lending rate or successor thereto (the "Prime Rate") . The Prime Rate is 6.75% per annum as of the date this Note was prepared.  The  variable  interest rate to be applied to the unpaid principal balance of this Note shall be at a rate equal to the Prime Rate plus 1.5% resulting in an initial simple interest rate of 8.25% per annum as  of  the  date  this  Note  was
 prepared.    Determination of  the  Prime  Rate  and  any  changes  thereto shall be by reference to the Wall Street Journal and shall constitute proof thereof.

 PAYMENT SCHEDULE.      Interest only  on  this  note  is  payable  quarter-
 annually commencing  on the first day of  November  1994  and  the  first
 day of February and May 1995 (each "Payment Date"). Beginning   with
 the Payment Date of  August  1,  1995,  Borrower  shall  pay  eleven  con-
 secutive  quarter-annual  principal  payments  of  Four  Hundred   Sixteen
 Thousand Six Hundred Sixty-Six and 00/100 Dollars ($416,666.00) each plus accrued simple interest on the entire principal balance at the time of each quarter-annual payment. One final principal payment in the amount of the unpaid principal balance then outstanding under this Note, plus accrued simple interest, shall be due on May 1, 1998.



 PLACE OF PAYMENT.   Borrower will pay Lender all  of  payments  required
 under this note at the address shown above or such other place as Lender may designate in writing addressed to Borrower.

 ASSESSMENT OF SIMPLE INTEREST.    Simple interest  under  this  Note  will
 be assessed utilizing a 365-day daily interest  factor  over  the  actual number of days elapsed in a calendar year (365 days or  366  days  in  a
 leap year).    Unless otherwise  agreed,  all  payments  under  this  Note will be applied first to unpaid accrued interest, with any remaining amount being applied to the outstanding principal balance of this Note.

 PREPAYMENT; MINIMUM INTEREST CHARGE.      Subject to  the  terms  of  the
 Agreement, Borrower may prepay this Note in part or in full at any time without premium or penalty by paying the then unpaid principal balance of this Note, plus accrued simple interest through date of prepayment. If Borrower prepays this Note in full, or if Lender acce-lerates payment, Borrower agrees that, unless otherwise required by
 law, any prepaid fees or charges will not  be  subject   to  rebate  and
 will be earned by Lender at the time this Note is signed.   Unless
 otherwise agreed to in writing, early payments under this Note will not relieve Borrower of Borrower's obligation to continue to make
 regularly  scheduled  payments  under   the   above   payment   schedule.
 Prepayments will instead reduce the principal balance due under this Note at maturity.

 LENDER'S RIGHTS UPON DEFAULT.    Should  any  one  or  more  Events  of
 Default occur or exist under the Agreement, Lender shall have the right, at its sole option, to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued simple interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein. Lender shall have all other rights set forth in the Agreement.

 ADDITIONAL INTEREST.     If Borrower  defaults  under  this  Note,  Lender
 shall have the right to prospectively increase the simple interest rate under this Note to the Prime Rate plus 4.5% per annum (the "Default Rate,,) until this Note is paid in full, provided however that in the event the Default Rate is higher than the maximum interest rate allowable by law then the Default Rate shall be the maximum rate of interest allowable by law for transactions of this type.

 ATTORNEYS'  FEES.    If after  default  Lender  refers  this  Note  to  an
 attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees and all other costs of collection.

 WAIVERS.  Borrower and each  guarantor  of  this  Note  hereby  waive  pre-
 sentment for payment, protest,  notice  of  protest  and  notice  of  non-
 payment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on
 a "solidary" or "joint and several" basis.    Borrower  and  each   guaran-
 tor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby,
 or the release -of  any  collateral  directly   or   indirectly   securing
 repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing
 any  other  collateral  that  is  not  expressly   released   by   Lender.
 Borrower and each guarantor additionally agree that Lender's accep-tance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms or Lender's failure or delay in exercising any Rights or reme-
 dies  granted  to  Lender,  shall  likewise  not  have   the   effect   of
 releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or
 indirectly secures repayment hereof.       In  addition,  any  failure   or
 delay on the part of Lender to exercise any of  the  Rights  and  remedies granted to Lender shall not have the effect of waiving any of Lender's Rights and remedies. Any partial exercise of any Rights and/or reme-dies granted to Lender shall furthermore not be construed as a waiver of any other Rights and remedies; it being Borrower's intent and agreement that Lender's Rights and remedies shall be cumulative in
 nature.   Borrower and  each  guarantor  further  agree  that,  should  any
 Event of Default occur or exist  under  this  Note,  any  waiver  or  for-
 bearance on the part of Lender to pursue the Rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in
 writing.   A waiver or  forbearance  on  the  part  of  Lender  as  to  one event of default shall not be construed as a waiver or forbearance as to any other default.

 SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantor's obli-gations and agreements under this Note shall be binding upon Borrower's and each guarantor's respective successors, heirs, lega-tees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

 NO SET-OFF. This obligation is complete and absolute. No party obli-gated on this Note shall enjoy any right of compensation or set-off against Lender, all of which is specifically waived and renounced.

 DEFINITIONS. Terms used herein but not defined shall have the meaning set forth in the Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of MillTenn, Inc. and its
 Subsidiaries, of even  date  between  Borrower,  Leader  and  others  (the
 "Agreement").

DEFAULT. Default and Events of Default have the meanings as set forth in the Agreement.

CAPTION HEADINGS.     Caption headings of the  sections  of  this  Note  are
for convenience purposes only and are  not  to  be  used  to  interpret  or
to define their provisions.      In this  Note,  whenever  the  context  so
requires, the singular includes the plural and the plural also inclu-des the singular.

SEVERABILITY.    If any provision of  this  Note  is  held  to  be  invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the remaining provisions of this Note shall be interpreted as if the deleted provision never existed.

MILLTENN, INC.


BY:/s/ WILLIAM S. HOWARD, SR.
   WILLIAM S. HOWARD, SR.
   its President

 C/Note4.1 Note4.4
 (129-33612)


                             EXHIBIT NO. "B"
                             PLEDGE AGREEMENT

 BORROWER:  MILLTENN, INC.

 LENDER:    CENTURY TELEPHONE ENTERPRISES, INC.
            100 Century Park Drive
            Monroe, LA  71203


 THIS PLEDGE AGREEMENT is  entered  into  between  WILLIAM  S.  HOWARD,  SR.,
 ANN A. HOWARD, HOLLY LEE STARNES, WILLIAM S. HOWARD, JR. , LAURA LYNN HOWARD AND CHARLOTTE ANN HOWARD THOMPSON (referred to below as "Grantor"); and CENTURY TELEPHONE ENTERPRISES, INC. (referred to below
 as "Lender").    This Pledge Agreement  is given pursuant to  Article  III
 of Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of MillTenn, Inc. and its Subsidiaries dated April 27, 1994 between Borrower, Lender and others (the "Loan Agreement").

 GRANT  OF  SECURITY  INTEREST.      For   valuable   consideration,  Grantor
 grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

 1.    DEFINITIONS.     The  following  words   shall   have the  following
 meanings when used in this Agreement.

     1.1 Agreement. The word "Agreement" means this Pledge Agreement, as this Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Pledge Agreement from time to time.

     1.2    Collateral.      The   word   "Collateral,   means individually,
     collectively and interchangeably Grantor's present and future rights, title and interest in and to the following, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, and further together with all income and Proceeds as described below:

          Certificates  of  Stock  #001  through  006,  issued  by  MillTenn,
          Inc.,  in  the  name  of  Grantors,  representing   10,000   (100%)
          shares of stock.


     1.3   Encumbrances.     The  word  "Encumbrances"  means individually,
     collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.





     1.4   Event  of  Default.  The  words "Event  of Default" mean indivi-
     dually,  collectively,  and  interchangeably  any  of  the   Events   of
     Default set forth below in  the  section  titled  "Events  of  Default".

     1.5   Grantor.    The  word  "Grantor"  means   individually,   collec-
     tively  and  interchangeably  MILLTENN,   INC.,   its   successors   and
     assigns.

     1.6   Guarantor.   The  word  "Guarantor"  means  and  includes  indivi-
     dually, collectively, interchangeably and without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     1.7   Income and Proceeds.   The  words  "Income  and  Proceeds"  mean
     dividends  or  other  similar  payments,  stock   splits,   bonuses   or
     other type of payments or liquidation payments.

     1.8 Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, in principal, interest, costs, expenses and attorneys, fees and all other fees and charges, together with all
     other  indebtedness  and  costs  and  expenses  for  which  Grantor   is
     responsible  under  this  Agreement  or  under  any   of   the   Related
     Documents.

     1.9   Lender.    The  word    "Lender"   means   CENTURY    TELEPHONE
     ENTERPRISES, INC.,   its successors  and  assigns,  and  any  subsequent
     holder or holders of the Note, or any interest therein.

     1.10 Note. The word "Note" means the note or credit agreement dated April 27, 1994, in the principal amount of $25,000,000.00 from Grantor to Lender, together with all substitute or replace-ment notes therefor, as well as all renewals, extensions, modifi-cations, refinancings, consolidations and substitutions of and for the note or credit agreement.

     1.11 Obligor. The word "Obligor", means and includes individually, collectively and interchangeably without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

     1.12 Related Documents. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in con-nection with the Indebtedness, including the Loan Agreement.

2.   DELIVERY OF COLLATERAL.    Contemporaneous  with  the  execution  of
this Agreement, Grantor has delivered or will deliver to Lender or Lender's designated agent the above described Collateral. As long as this Agreement remains in effect, Grantor further agrees to imme-diately deliver to Lender, or Lender's designated agent, any and all additions to and/or substitutions or replacements for the Collateral. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is executed, or should Grantor ever withdraw or obtain temporary possession of any of the Collateral while this Agreement remains in
effect,   either  under    a  trust   receipt  or  otherwise,    Grantor
unconditionally  agrees  to  deliver   immediately  to  Lender  the
Collateral or, alternatively, such substitute or replacement colla-teral security as may then be satisfactory to Lender.

3. DURATION. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written can-cellation instrument in favor of Grantor which shall be executed upon satisfaction of all obligations of Borrower under the Note.

4.    GRANTOR'S  REPRESENTATIONS  AND  WARRANTIES  WITH  RESPECT  TO   THE
COLLATERAL.      Grantor represents and warrants to Lender that:

     4.1  Ownership.    Grantor at all  times  will  continue  to  be  the
     legal and lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     4.2 Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security interest in the Collateral in favor of Lender.

     4.3 Authorization. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give
     rise  to  an  event  of   default   under   Grantor's   Articles   of
     Incorporation or Bylaws, or any agreement or other instrument which may be binding upon Grantor, or under any law or governmen-tal regulation or court decree or order applicable to Grantor and/or Grantor's properties.

     4.4   Perfection of Security Interest.    Upon  delivery  of   the
     Collateral to Lender, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral sub-ject to no prior security interest, lien, charge, Encumbrance or other agreement purporting to grant to any third party a security interest in the Collateral.

     4.5  Binding Effect.   This Agreement is  binding  upon  Grantor,  as
     well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     4.6  No Further Assignment.  Grantor  has  not,  and  will  not,  sell,
     assign,  transfer,  encumber  or  otherwise   dispose   of   any   of
     Grantor's rights in the Collateral except as provided in this Agreement.

     4.7 No Defaults. Except as set forth in the Loan Agreement, there are no defaults existing under the Collateral, and there are
     no offsets or counterclaims to the same.   Grantor  will   strictly
     and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor if any.

     4.8  No violation.    The execution and  delivery  of  this  Agreement
     will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     4.9    Survivorship  of  Representations  and  Warranties.   The
     foregoing representations and warranties and all other represen-tations and warranties of Grantor under this Agreement shall be continuing in nature and shall survive as provided in the Loan Agreement.

 5.   LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL.
 Lender shall have the following rights in addition to all other rights it may have by law:

     5.1   Maintenance and Protection of Collateral.    Lender  may,  but
     shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the
     Collateral.    Lender may charge any cost  incurred  in  so doing  to
     Grantor.

     5.2  Income and Proceeds from the Collateral.   Lender  shall  have
     the right, whether or not an Event of Default exists under this Agreement, to directly collect and receive any and all Income and
     Proceeds as such become due and payable.   In order to  permit  the
     foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds that may be received by or that may be payable to Grantor. Grantor further unconditionally agrees that Lender shall have the right to notify all other obligors to pay and/or deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things  as  Lender  may  deem  necessary  and  proper,  within  Lender's
     sole  discretion,  to  carry  out  the  terms   and   intent   of   this
     Agreement.  Lender  shall    have  the  further  right,    where
     appropriate, and within Lender's sole discretion, to file suit, either in Lender's own name or in the name of Grantor, to collect and/or enforce performance, payment and/or delivery of any and all such Income and Proceeds.

     Where it is necessary for Lender to enforce performance, payment and/or delivery of any such Income and Proceeds from the Obligor therefor,  Grantor  unconditionally  agrees  that  Lender  may  compro-
     mise or take such other actions, either in Grantor's name or in the name of Lender, as Lender may deem appropriate, within Lender's sole judgment, with regard to performance, collection and/or payment of the same, without affecting the obligations and liabilities of Grantor under this Agreement and/or any
     Indebtedness  secured  hereby.      In  order  to  further   permit the
     foregoing, Grantor agrees that Lender shall have the additional irrevocable rights, coupled with an interest, to: (a) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (b) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate; and (c) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the Indebtedness in the manner provided below.

     In the event that Grantor should, for any reason, receive any Income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not  any  such  funds  were  commingled  with other funds  of  Grantor,  and  whether  or  not  any  such  funds  then
     remain on deposit in such an account or accounts.    To  this  end,
     Grantor additionally collaterally assigns and pledges to Lender and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now and/or in the future maintain on deposit with banks, savings and loan asso-
     ciations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

    5. 3  Application of Cash.    At Lender's  option,  Lender  may  apply
    any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such por-tion thereof as Lender shall choose, whether or not matured. Lender may alternatively and at its sole option and election hold
    such  cash   as   additional  "cash  collateral"  to  secure   the
    Indebtedness.

    5.4   Transactions with others.     Lender may  (a)  extend  time  for
    payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any
    obligation,  with  any  one   or   more   Obligors,   endorsers,   or
    Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

    5.5 All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

6. EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of
rights under this Agreement.   If not  discharged  or  paid  when  due,
Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including without limita-tion, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and  incur  such  additional  expenditures  as  Lender  may  deem  to  be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's  election  not  to  take  such
actions or to incur such additional expenses.   In  addition,  Lender's
election to take any such actions or to incur such additional expen-ditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred  or  paid  by  Lender
 to the date of repayment .   All such expenses shall  become  a  part  of
 the Indebtedness  and,  at  Lender's  option,  will  (a)  be  payable  on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during either (i) the terms of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be
 due and payable at the Note's maturity.   This  Agreement  also  will
 secure payment of these amounts.   Such right shall be  in  addition  to
 all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

7.  LIMITATIONS ON OBLIGATIONS OF LENDER.      Lender  shall  use  ordinary
 reasonable  care  in  the  physical  preservation  and  custody  of   the
 Collateral in Lender's possession, but shall  have  no  other  obligation
 to protect the Collateral or its value.    In  particular,  but  without
 limitation, Lender shall have no responsibility for (a) any depre-ciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (c) informing Grantor about any of the above, whether or not Lender has or
 is deemed to have knowledge of such matters.     Except  as   provided
 above, Lender shall have no liability for depreciation or deteriora-tion of the Collateral.

 8.   EVENTS OF DEFAULT.     The following  actions  or  inactions  or  both
 shall constitute Events of Default under this Agreement:

     The occurrence of any Event  of  Default  as  specified  in  Sections
     9.02 through 9.05 of the Loan Agreement.

 9.   RIGHTS AND REMEDIES ON DEFAULT.     In an Event of  Default   occurs
 under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies.

     All  rights  or  remedies  specified  in  Article  IX  of  the  Loan
     Agreement.

 10.  ASSIGNMENT OF INDEBTEDNESS;  TRANSFER OF COLLATERAL.   Grantor
 hereby recognizes and agrees that Lender may assign all  or  any  portion
 of the Indebtedness to be one or more third party creditors.   Such
 transfers may include, but are not limited  to,  sales  of  participation
 interests in the Indebtedness.     Grantor specifically agrees  and  con-
 sents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future loans, extensions of credit, liabilities and obligations in favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard to
 the transferred Collateral.    Any third  party  creditor  to  whom  the
 Collateral is transferred will  acquire  all  of  Lender's  rights  and
 powers  with  respect  to  the  transferred  Collateral,  with   Lender
 retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

 11. PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security rights and interests granted under this Agreement. In the event that Lender elects to defend any such action or pro-ceeding, Grantor agrees to reimburse Lender for Lender's costs asso-ciated therewith, including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

 12. INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limi-tation, Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Lender, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted to Lender hereunder. The foregoing indemnity provision shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity pro-vision shall further survive in the event that Lender elects to exer-cise any of the remedies as provided under this Agreement following any Event of Default hereunder.

 13. EFFECT OF WAIVERS. Grantor has waived, and/or does by these pre-sents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise dimi-nishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the

 Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

 Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement, or agreements
 governing  repayment  of  the   Indebtedness,   or   Lender's   subsequent
 agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or par-ties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or  of  releasing  any  of  the  Collateral  or
 other collateral directly or indirectly securing repayment of         the
 Indebtedness.    In addition, no course of dealing between Grantor     and
 Lender, nor any failure or delay on the part of Lender to exercise    any
 of the rights and remedies granted to  Lender  under  this  Agreement,  or
 under any other agreement or agreements by and between Grantor        and
 Lender, shall have the effect of waving any of Lender's rights        and
 remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement
 that  Lender's  rights  and  remedies  shall  be  cumulative  in   nature.
 Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver of for-
 bearance as to any other Event of Default.   None  of  the  warranties,
 conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived
 by  any  act  or  knowledge  of  Lender,  Lender's  agents,  officers   or
 employees;  but  only  by  an  instrument  in  writing   specifying   such
 waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

 14.  MISCELLANEOUS PROVISIONS.     The  following  miscellaneous  provisions
 are a part of this Agreement:

     14.1  Amendments.  This  Agreement,  together  with   any   Related
     Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     14.2 Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

     14.3 Expenses. Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expen-
     ses include Lender's legal expenses whether or not there is a lawsuit, including legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection
     services.    Grantor also shall  pay  all  court  costs and such  addi-
     tional fees as may be directed by the court.

     14.4 Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     14. 5  Notices.     To  give  Grantor  any  notice  required  under this
     Agreement, Lender may hand deliver or mail such notice to Grantor. Lender will deliver or mail any notice to Grantor (or any of them if more than one) at any address which Grantor may have given
     Lender by written notice as provided in this paragraph.     In   the
     event that there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at  the  address  specified  in  this  Agreement,  or  at any other address  that  Lender  may  have  given  to  Grantor  (or  any
     Grantor) by written notice as provided in this paragraph.          All
     notices  required  or  permitted  under   this Agreement   must   be   in
     writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

     14.6  Severability.  If a  court  of  competent  jurisdiction finds any provision of this  Agreement  to  be  invalid  or  unenforceable  as  to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or cir-cumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    14.7  Sole Discretion of Lender.    Whenever  Lender's  consent  or
    approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

    14.8 Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administra-tors, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obli-gations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 27, 1994.

GRANTOR:

/s/ WILLIAM S. HOWARD, SR.
______________________
WILLIAM S. HOWARD, SR.


/s/ ANN A. HOWARD
_____________________
ANN A. HOWARD

/s/ HOLLY LEE STARNES
____________________
HOLLY LEE STARNES


/s/ WILLIAM S. HOWARD, JR.
_____________________
WILLIAM S. HOWARD, JR.


/s/ LAURA LYNNE HOWARD
____________________
LAURA LYNNE HOWARD


/s/ CHARLOTTE AND HOWARD THOMPSON
_____________________________
CHARLOTTE ANN HOWARD THOMPSON





14/Pledge7.1-7.11



                           EXHIBIT NO. "C"
                           PLEDGE AGREEMENT

BORROWER:  MILLTENN, INC.

LENDER:    CENTURY TELEPHONE ENTERPRISES, INC.
           100 Century Park Drive
           Monroe, LA  71203

THIS PLEDGE AGREEMENT is entered into between MILLTENN, INC. (referred to below as "Grantor"); and CENTURY TELEPHONE ENTERPRISES,
INC. (referred to below as "Lender").     This Pledge  Agreement  is  given
pursuant to Article III of Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of MillTenn, Inc. and its Subsidiaries dated April 27, 1994 between Borrower, Lender and others (the "Loan Agreement").

GRANT  OF SECURITY  INTEREST.      For  valuable   consideration,   Grantor
grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

1.    DEFINITIONS.     The  following  words  shall  have  the  following
meanings when used in this Agreement.

    1.1 Agreement. The word "Agreement" means this Pledge Agreement, as this Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Pledge Agreement from time to time.

    1.2    Collateral.     The  word  "Collateral"   means   individually,
    collectively  and  interchangeably  Grantor's   present  and  future
    rights, title and interest in and to the following, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, and further together with all income and Proceeds as described below:

         Certificates  of  Stock  #64  and  65,   issued  by  Millington
          Telephone Company, in the name of MillTenn, Inc. representing 496 (100%) shares of stock.

    1.3   Encumbrances.     The  word  "Encumbrances"  means  individually,
    collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.








     1.4 Event of Default. The words "Event of Default" mean indivi-dually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default".

     1.5  Grantor.    The  word  "Grantor"  means  individually,  collec-
     tively  and  interchangeably  MILLTENN,  INC.,  its   successors   and
     assigns.

     1.6  Guarantor.    The word  "Guarantor"  means  and  includes  indivi-
     dually, collectively, interchangeably and without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     1.7  Income and Proceeds.     The  words  "Income and  Proceeds" mean
     dividends or other similar payments, stock splits, bonuses or other type of payments or liquidation payments.

     1.8 Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

     1.9  Lender.      The  word  "Lender"   means  CENTURY  TELEPHONE
     ENTERPRISES, INC., its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

     1.10  Note.    The word "Note"  means  the  note  or  credit  agreement
     dated April 27, 1994, in the principal amount of $25,000,000.00 from Grantor to Lender, together with all substitute or replace-ment notes therefor, as well as all renewals, extensions, modifi-cations, refinancings, consolidations and substitutions of and for the note or credit agreement.

     1.11 Obligor. The word "Obligor" means and includes individually, collectively and interchangeably without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

     1.12 Related Documents.     The  words  "Related  Documents"  mean  and
     include  individually,  collectively,  interchangeably  and  without
     limitation   all   promissory   notes,    credit   agreements,    loan
     agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in con-nection with the Indebtedness, including the Loan Agreement.

2.   DELIVERY OF COLLATERAL.     Contemporaneous  with  the  execution   of
this Agreement, Grantor  has  delivered  or  will  deliver  to  Lender  or
Lender's designated agent the above described Collateral.    As  long  as
this Agreement remains in effect, Grantor further agrees to imme-diately deliver to Lender, or Lender's designated agent, any and all additions to and/or substitutions or replacements for the Collateral. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is
executed,  or  should  Grantor   ever   withdraw   or   obtain   temporary
possession of any of  the  Collateral  while  this  Agreement  remains  in
effect,   either  under  a    trust  receipt  or  otherwise,     Grantor
unconditionally     agrees  to   deliver   immediately   to   Lender   the
Collateral or, alternatively, such substitute or replacement colla-teral security as may then be satisfactory to Lender.

3.   DURATION.    This Agreement shall remain  in  full  force  and  effect
until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written can-cellation instrument in favor of Grantor which shall be executed upon satisfaction of all obligations of Borrower under the Note.

4.    GRANTOR'S  REPRESENTATIONS  AND  WARRANTIES  WITH  RESPECT  TO   THE
COLLATERAL.       Grantor represents and warrants to Lender that:

     4.1  Ownership.     Grantor at all  times  will  continue  to  be  the
     legal and lawful owner of  the  Collateral  free  and  clear  of  all
     security  interests,  liens,  encumbrances  and  claims   of   others
     except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     4.2 Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security interest in the Collateral in favor of Lender.

     4.3 Authorization. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under Grantor's Articles of Incorporation or Bylaws, or any agreement or other instrument which may be binding upon Grantor, or under any law or governmen-tal regulation or court decree or order applicable to Grantor and/or Grantor's properties.

     4.4   Perfection of Security Interest.    Upon  delivery  of   the
     Collateral to Lender, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral sub-ject to no prior security interest, lien, charge, Encumbrance or other agreement purporting to grant to any third party a security interest in the Collateral.

     4.5 Binding Effect.    This Agreement is  binding  upon  Grantor,  as
     well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     4.6 No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     4.7  No Defaults.     Except as set  forth  in  the  Loan  Agreement,
     there are no defaults existing under the Collateral, and  there  are
     no offsets or counterclaims to the same.   Grantor  will  strictly
     and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor if any.

     4.8  No Violation.    The execution and delivery  of  this  Agreement
     will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     4.9    Survivorship  of  Representations  and  Warranties.   The
     foregoing representations and warranties and all other represen-tations and warranties of Grantor under this Agreement shall be continuing in nature and shall survive as provided in the Loan Agreement.

5.    LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL.
Lender shall have the following rights in addition to all other rights it may have by law:

     5.1  Maintenance and Protection of Collateral.   Lender  may,  but
     shall not be obligated to, take such steps as it deems  necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the
     Collateral.   Lender may charge any cost  incurred  in  so  doing  to
     Grantor.

     5.2  Income and Proceeds from the Collateral.     Lender  shall  have
     the right, whether or not an Event of Default exists under this Agreement, to directly collect and receive any and all Income and
     Proceeds as such become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds that may be received by or that may be payable to Grantor. Grantor further unconditionally agrees that Lender shall have the right to notify all other obligors to pay and/or deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things as Lender may deem necessary and proper, within Lender's sole discretion, to carry out the terms and intent of this
     Agreement.      Lender  shall     have  the  further     right,    where
     appropriate,  and  within  Lender's  sole  discretion,  to   file  suit,
     either in Lender's own name or in the name of Grantor, to collect and/or enforce performance, payment and/or delivery of any and all such Income and Proceeds.

     Where it is necessary for Lender to enforce performance, payment and/or delivery of any such Income and Proceeds from the Obligor
     therefor,  Grantor  unconditionally  agrees  that  Lender   may  compro-
     mise or take such other actions, either in Grantor's name or in the name of Lender, as Lender may deem appropriate, within
     Lender's sole judgment, with regard to performance, collection and/or payment of the same, without affecting the obligations and
     liabilities   of    Grantor   under    this   Agreement    and/or  any
     Indebtedness secured hereby. In order to further permit the foregoing, Grantor agrees that Lender shall have the additional irrevocable rights, coupled with an interest, to: (a) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (b) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate;
     and (c) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the Indebtedness in the manner provided below.

     In  the  event  that  Grantor  should,  for  any  reason,   receive any
     Income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts,
     no  matter  where  located,  Lender  shall  have  the additional   right
     following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not any such funds were commingled with other funds of Grantor, and whether or not any such funds then
     remain on deposit in such an account or accounts.    To  this  end,
     Grantor  additionally  collaterally  assigns  and   pledges  to  Lender
     and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now and/or in the future maintain on deposit with banks, savings and loan asso-ciations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

    5. 3 Application of Cash.     At Lender's  option,  Lender  may  apply
    any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such por-tion thereof as Lender shall choose, whether or not matured. Lender may alternatively and at its sole option and election hold
    such  cash  as   additional   "cash  collateral"   to   secure  the
    Indebtedness.

    5.4   Transactions with Others.     Lender may  (a)  extend  time  for
    payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any
    obligation,  with  any  one   or   more   Obligors,  endorsers,  or
    Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

    5.5 All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

6. EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of
rights under this Agreement.      If not  discharged  or  paid  when  due,
Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including without limita-tion, the purchase of insurance protecting only Lender's interest in
the Collateral.    Lender may further take such other  action  or  actions
and  incur  such  additional  expenditures  as  Lender  may  deem  to  be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expen-ditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the  date  incurred  or  paid  by  Lender
 to the date of repayment.     All such  expenses  shall  become a part of
 the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during either (i)
 the terms of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be
 due and payable at the Note's maturity.  This  Agreement  also   will
 secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

 7. LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation
 to protect the Collateral or its value.   In  particular,  but  without
 limitation, Lender shall have no responsibility for (a) any depre-ciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to  any  of  the  Collateral,  or  (d)
 informing Grantor about any of the above, whether  or  not  Lender  has  or
 is deemed to have knowledge of such matters.  Except  as   provided
 above, Lender shall have no liability for depreciation or deteriora-tion of the Collateral.

 8.  EVENTS OF DEFAULT.      The  following  actions  or  inactions  or  both
 shall constitute Events of Default under this Agreement:

     The occurrence of  any  Event  of  Default  as  specified  in  Sections
     9.02 through 9.05 of the Loan Agreement.

 9. RIGHTS AND REMEDIES ON DEFAULT. In an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies.

     All  rights  or  remedies  specified  in  Article  IX   of   the   Loan
     Agreement.

 10.  ASSIGNMENT  OF  INDEBTEDNESS;  TRANSFER OF COLLATERAL.   Grantor
 hereby recognizes and agrees that Lender may  assign  all  or  any  portion
 of the Indebtedness to be one or more third party creditors.   Such
 transfers may include, but are not limited to, sales of participation interests in the Indebtedness. Grantor specifically agrees and con-
 sents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future loans, extensions of credit, liabilities and obligations in favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard  to
 the transferred Collateral.    Any third  party  creditor  to  whom  the
 Collateral is transferred will  acquire  all  of  Lender's  rights  and
 powers  with  respect  to  the  transferred  Collateral,  with   Lender
 retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

 11. PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security rights and interests granted under this Agreement. In the event that Lender elects to defend any such action or pro-ceeding, Grantor agrees to reimburse Lender for Lender's costs asso-ciated therewith, including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

 12. INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limi-tation, Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Lender, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted
 to Lender hereunder.   The foregoing indemnity provision  shall  survive
 the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity pro-vision shall further survive in the event that Lender elects to exer-cise any of the remedies as provided under this Agreement following any Event of Default hereunder.

 13. EFFECT OF WAIVERS. Grantor has waived, and/or does by these pre-sents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise dimi-nishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the

Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement, or agreements
governing  repayment  of  the  Indebtedness,   or   Lender's   subsequent
agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or par-ties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the
Indebtedness.    In addition, no course of  dealing  between  Grantor  and
Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver of for-
bearance as to any other Event of Default.      None of  the warranties,
conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, Lender's agents, officers or
employees;  but  only  by  an  instrument  in  writing  specifying   such
waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

14. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     14.1  Amendments.     This  Agreement,  together  with  any   Related
     Documents, constitutes the entire  understanding  and  agreement  of
     the parties as to the matters set forth in this Agreement.   No
     alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     14.2 Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

     14.3 Expenses. Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expen-
     ses include Lender's legal expenses whether or not there is a lawsuit, including legal expenses for bankruptcy proceedings (and
     including  efforts  to  modify  or  vacate  any   automatic   stay   or
     injunction),  appeals  and  any  anticipated  post-judgment  collection
     services.   Grantor also shall  pay  all  court  costs  and  such  addi-
     tional fees as may be directed by the court.

     14.4 Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     14. 5 Notices.    To  give  Grantor  any  notice  required  under   this
     Agreement, Lender may hand deliver or mail such notice to Grantor. Lender will deliver or mail any notice to Grantor (or any of them if more than one) at any address which Grantor may have given
     Lender by written notice as provided in this paragraph.   In  the
     event that there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the  address  specified  in  this  Agreement,  or  at any other address that  Lender  may  have  given  to  Grantor  (or  any
     Grantor) by written notice as provided in this paragraph.   All
     notices  required  or  permitted  under  this Agreement   must  be  in
     writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

     14.6 Severability.  If a  court  of  competent  jurisdiction  finds  any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to  any  other  persons  or  cir-
     cumstances.    If  feasible,  any  such  offending  provision  shall  be
     deemed to be modified to be within  the  limits  of  enforceability  or
     validity;  however,  if  the   offending   provision   cannot   be   so
     modified, it shall  be  stricken  and  all  other  provisions  of  this
     Agreement  in    all  other  respects  shall  remain valid  and
     enforceable.

    14.7 Sole Discretion of Lender.     Whenever  Lender's  consent  or
    approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

    14.8 Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administra-tors, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obli-gations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 27, 1994.

GRANTOR:

MILLTENN, INC.



BY: /s/ WILLIAM S. HOWARD, SR.
   _________________________
   WILLIAM S. HOWARD, SR.
   Its President








 14/Pledge8.1-8.11







                             EXHIBIT NO. "D"
                               GUARANTY

Borrower:  MILLTENN, INC.
Lender:  CENTURY TELEPHONE ENTERPRISES, INC.
Guarantor:  WILLIAM S. HOWARD, SR. and ANN A. HOWARD

1.  AMOUNT OF GUARANTY.      The  principal  amount  of  this  Guaranty   is
    Twenty  Five  Million  &  00/100  Dollars  ($25,000,000.00)   and   the
    amount of the Indebtedness.

    DEFINITIONS.      The  following  terms   shall   have   the   following
    meanings when used in this Agreement:

    2.1   Agreement.      The  word   "Agreement"   means   this    Guaranty
          Agreement as this Agreement may be amended or modified from time to time.

    2.2   Borrower.       The   word    "Borrower"   means     individually,
          collectively and interchangeably MILLTENN, INC.

    2.3   Guarantor.    The  word  "Guarantor"  means  individually  William
          S. Howard, Sr. and/or Ann A. Howard, and all other persons guaranteeing payment and satisfaction of Borrower's indebted-ness hereinafter defined.

    2.4   Indebtedness.     The  word  "Indebtedness"  means   individually,
          collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender,
          whether  direct  or  indirect,  or  by  way  of   assignment   or
          purchase or a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undeter-
          mined,  liquidated  or  unliquidated,  due  or  to  become   due,
          secured  or  unsecured,  and  whether  Borrower  may  be   liable
          individually, jointly or solidarily with others, whether pri-marily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, all up to a maximum amount outstanding from time to time, at any one or more times, not to exceed
          U.S.  $25,000,000.00,  in  principal   plus   and   in   addition
          thereto interest, costs, expenses and attorneys' fees; and all obligations under the Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of MillTenn, Inc. and its Subsidiaries between Lender, Borrower and others dated April 27, 1994 (the "Loan Agreement").








     2.5  Lender.      The   word   "Lender"   means   CENTURY      TELEPHONE
         ENTERPRISES, INC., its successors and assigns, and any sub-sequent holder or holders of Borrower's Indebtedness.

3.   GUARANTEE   OF   BORROWER'S    INDEBTEDNESS.       Guarantor      hereby
     absolutely  and  unconditionally  agrees  to,  and  by  these  presents
     does  hereby,   guarantee    the   prompt   and   punctual     payment,
     performance and satisfaction of any and all of Borrower's present and future Indebtedness in favor of Lender.

4.   CONTINUING GUARANTY.      THIS  IS  A  CONTINUING   GUARANTY   AGREEMENT
     UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and
     does  hereby  guarantee  at  all  times   the   prompt   and   punctual
     payment, performance and satisfaction  of  all  of  Borrower's  present
     and  future  Indebtedness  in  favor  of  Lender  up  to  the   maximum
     limitations set forth above.      Accordingly,  any  payments  made   in
     Borrower's  Indebtedness   will   not   discharge   or   diminish   the
     obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender.

5.   JOINT, SEVERAL AND SOLIDARY LIABILITY.        Guarantor's    obligations
     and liability under  this  Agreement  shall  be  on  a  "solidary"  or
     "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower,
     co-principal  obligor  and/or  co-maker  of  Borrower's   Indebtedness.
     In the  event  that  there  is  more  than  one  Guarantor  under  this
     Agreement,  or  in  the  event  that  there   are   other   guarantors,
     endorsers  or  sureties  of  all  or  any  portion     of    Borrower's
     Indebtedness,   Guarantor's   obligations   and   liability   hereunder
     shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

6.   DURATION OF GUARANTY.     This  Agreement  and  Guarantor's  obligations
     and  liability  hereunder  shall  remain  in  full  force  and   effect
     until such time  as  this  Agreement  may  be  canceled  or  otherwise terminated  by  Lender  under  a  written  cancellation  instrument  in
     favor  of  Guarantor.      Lender  shall   execute   such   cancellation
     instrument upon satisfaction of all obligations of Borrower under the Note.

7.   CANCELLATION OF AGREEMENT;  EFFECT.       Unless   otherwise   indicated
     under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obliga-tions and liability to guarantee borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation
     instrument.     Nothing  under  this  Agreement  or   under  any  other
     agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor's con-tinuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding.

 8.  DEFAULT.    Should any event of default  occur  or  exist  under any of
     Borrower's    Indebtedness     in   favor    of   Lender,   Guarantor
     unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, subject to the maximum principal dollar amount limitations set
     forth above.     Such payment or  payments  shall  be  made at Lender's
     offices indicated below, immediately following demand by Lender.

 9.  GUARANTOR'S WAIVERS.  Guarantor hereby waives:

           (a)  Notice of Lender's acceptance of this Agreement.

           (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

           (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement.

          (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

          (e) Any right to require Lender to  notify  Guarantor  of  the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

          (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

          (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

          (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause of whatsoever, other than payment in full of Borrower's Indebtedness.

          (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

     Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers
     are reasonable and not contrary to public policy or law.     If  any
     such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

10. GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from
    or  by  any  other  guarantor,  endorser  or  surety  of   Borrower's
    Indebtedness), whether Guarantor's rights of collection or reim-bursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not borrower is pre-sently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect  and  enforce  payment,
    performance  and   satisfaction  of  Borrower's     then    remaining
    Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or con-sequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquida-tion, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then
    remaining Indebtedness.     Guarantor hereby  assigns  to  Lender  all
    claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

    If now or hereafter (a) Borrower shall be or  become  insolvent,  and
    (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the federal bankruptcy laws.

11. GUARANTOR'S RECEIPT OF PAYMENTS.        Guarantor  further  agrees  to
    refrain  from  attempting  to   collect   and/or   enforce   any   of
    Guarantor's   collection   and/or   reimbursement   rights    against
    Borrower  (or  against  any other guarantor,  surety  or  endorser  of
    Borrower's   Indebtedness), arising by way of  subrogation  or  other-
    wise,  until   such   time as  all  of  Borrower's   then   remaining
    Indebtedness in favor of Lender is fully paid and satisfied, or under the "insider" circumstances described above, until the thir-
    teen (130 month)  anniversary  date  following  the  full  and  final payment and satisfaction of Borrower's  Indebtedness.  In  the  event
    that  Guarantor  should  for  any  reason  whatsoever   receive   any
    payment(s)  from  Borrower  (or  any  other  guarantor,   surety   or
    endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated
    above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee)
    of such fact.    Guarantor further unconditionally  agrees  to  imme-
    diately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such fund then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's pre-sent and future rights, title and interest to and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

12. ADDITIONAL COVENANTS.    Guarantor agrees that  Lender  may,  at  its
    sole option, at any time, and from time to time, without the con-sent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to
    any  other  party,  and  without  impairing  or  releasing  any   of
    Guarantor's obligations or liabilities under this Agreement:

          (a)   Make  additional  secured  and/or  unsecured  loans   to
          Borrower.

          (b)   Discharge,  release  or  agree  not  to  sue  any  party
          (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to lender for any of Borrower's Indebtedness.

          (c) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

          (d) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

          (e)  Settle or compromise any of Borrower's Indebtedness.

          (f)  Subordinate and/or  agree  to  subordinate  the  payment  of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

          (g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

          (h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

          (i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

13.  NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS.       No  course  of  dealing
     between Lender  and  Borrower  (or  any  other  guarantor,  surety  or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or
     endorser),  shall  have  the  effect  of  impairing    or    releasing
     Guarantor's obligations and  liabilities  to  Lender,  or  of  waiving
     any  of  Lender's  rights  and  remedies  under  this   Agreement   or
     otherwise.     Any  partial  exercise  of  any  rights   and   remedies
     granted to Lender shall furthermore not constitute a   waiver  of  any
     of Lender's other rights and remedies;  it  being  Guarantor's  intent
     and  agreement  that   Lender's   rights   and   remedies   shall   be
     cumulative  in nature.      Guarantor  further  agrees   that,   should
     Borrower default under any of its Indebtedness, any wavier or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the
     extent  that  Lender   specifically   agrees   to   such   waiver   or
     forbearance in writing.     A waiver or forbearance  on  the  part  of
     Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

 14. NO RELEASE OF GUARANTOR.     Guarantor's  obligations  and  liabilities
     under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect
     notwithstanding  the  occurrence  of  any  event,  including   without
     limitation any one or more of the following events:

          (a)     The  death,    insolvency,   bankruptcy,     arrangement,
          adjustment,     composition,      liquidation,        disability,
          dissolution,   or   lack   of   authority   (whether   corporate,
          partnership or trust)  of  Borrower  (or  any  person  acting  on
          Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

          (b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

          (c)   Any  dissolution  by  Borrower,  or  any  sale,  lease   or
          transfer of all or any part of Borrower's assets.

          (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

15.  AUTOMATIC   REINSTATEMENT.     This    Agreement    and     Guarantor's
     obligations  and  liabilities   hereunder   shall   continue   to   be
     effective,  and/or  shall  automatically  and      retroactively    be
     reinstated, if a release or discharge  has  occurred,  or  if  at  any time, any payment or part thereof to Lender with  respect  to  any  of
     Borrower's  Indebtedness,  is   rescinded   or   must   otherwise   be
     restored  by  Lender   pursuant   to   any   insolvency,   bankruptcy,
     reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any prior release or discharge from the
     terms  of  this  Agreement  given  to  Guarantor  shall   be   without
     effect,  and  this   Agreement   and   Guarantor's   obligations   and
     liabilities   hereunder   shall   automatically   and    retroactively
     renewed  and/or  reinstated  and  shall  remain  in  full  force   and
     effect to the  same  degree  and  extent  as  if  such  a  release  or
     discharge had never been granted.      It is the  intention  of  Lender
     and  Guarantor   that   Guarantor's   obligations   and    liabilities
     hereunder shall not be  discharged  except  by  Guarantor's  full  and
     complete  performance  and  satisfaction  of  such   obligations   and
     liabilities; and then only to the extent of such performance.

 16. REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

          (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

         (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this
         Agreement are  not  in  violation  of  any  laws  and  will  not
         result  in  a  default  under  any   contract,   agreement,   or
         instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

         (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

         (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

         (e) This Agreement, when executed and deliver to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

         (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

         (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

17. ADDITIONAL OBLIGATIONS OF GUARANTOR.      So long  as  this  Agreement
    remains  in  effect,  Guarantor  has  not  and  will   not,   without
    Lender's  prior  written  consent,  sell,  lease,   assign,   pledge,
    hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep Lender adequately informed of any facts, events or circumstances
    which  might  in  any  way  affect  Guarantor's  risks   under   this
    Agreement.     Guarantor further agrees  that  Lender  shall  have  no
    obligation to communicate to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

18. ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS.      Upon  the  reasonable
    request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to
    obtain the full benefits of this Agreement.        Guarantor   further
    agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

19.  TRANSFER OF INDEBTEDNESS.     This Agreement  is  for  the  benefit  of
     Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's
     Indebtedness.      This   Agreement   shall   be   transferable    and
     negotiable with the same force and  effect  and  to  the  same  extent
     as  Borrower's   Indebtedness   may   be   transferable;   it   being
     understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder  of  such  Indebtedness  shall  have  all  of  the  rights  and
     remedies  granted  to  Lender under  this  Agreement.         Guarantor
     further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure
     any  and  all  of  Borrower's  Indebtedness  in  favor   of   such   a
     transferee.    Guarantor  additionally  agrees  that,  after  any  such
     transfer  or  assignment  has  taken  place,  Lender  shall  be   fully
     discharged  from  any  and  all  liability   and   responsibility   to
     Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

 20. CONSENT TO PARTICIPATION.      Guarantor  recognizes  and  agrees  that
     Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers
     and  assignments,  and  Guarantor  further   waives   any   subsequent
     notice of such transfers and assignments  as  may  be  provided  under
     Louisiana law.    Guarantor  additionally  agrees  that  the  purchaser
     of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of
     such a participation interest.       Guarantor  waives  any  rights  of
     offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally
     agrees  that  either  Lender  or  such   a   purchaser   may   enforce
     Guarantor's  obligations  and  liabilities   under   this   Agreement,
     irrespective of the failure or insolvency of Lender or any such purchaser.

 21. NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

22.  ADDITIONAL  GUARANTIES.      Guarantor   recognizes   and  agrees  that
     Guarantor  may  have  previously  granted,  and   may   in the   future
     grant,   one   or   more    additional   guaranties    of   Borrower's
     Indebtedness in  favor  of  Lender.  Should  this  occur,  the  execution of  this  Agreement  and  any  additional  guaranties  on  the  part of
     Guarantor  will  not   be   construed   as   a   cancellation   of this
     Agreement  or  any  of  Guarantor's  additional  guaranties;   it being
     Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

23.   MISCELLANEOUS   PROVISIONS.   The  following   miscellaneous provisions
     are a part of this Guaranty:

     23.1  Amendment.  No  amendment,  modification,  consent  or  waiver of
           any  provision  of  this  Agreement,  and   no   consent   to any
           departure  by  Guarantor  therefrom,  shall  be  effective  unless the  same  shall  be  in  writing  signed  by  a  duly  authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

     23.2 Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be
           used to interpret or the define their provisions.    In    this
           Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     23.3  Governing  Law.       This   Agreement   shall   be   governed and
           construed  in  accordance  with  the  substantive   laws   of the
           State of Louisiana.

     23.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall
           be  fully   severable.   This  Agreement  shall  be  construed  and
           enforceable  as  if   the   illegal,   invalid  or  unenforceable
           provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or
           unenforceable   provision   or   by   its    severance  herefrom.
           Furthermore,    in   lieu    of   such   illegal,    invalid  or
           unenforceable  provision,  there  shall  be   added  automatically
           as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

    23. 5 Successors and Assigns Bound.       Guarantor's   obligations   and
          liabilities  under  this   Agreement   shall   be   binding   upon
          Guarantor's    successors,     heirs,     legatees,      devisees,
          administrators, executors and assigns.

    23.6  This  Guaranty  is  executed  pursuant  to   the   provisions   of
          Article III of the Loan Agreement and shall be subject to the terms thereof.

EACH UNDERSIGNED GUARANTOR  ACKNOWLEDGES  HAVING  READ  ALL  THE  PROVISIONS
OF THIS GUARANTY AND AGREES  TO  ITS  TERMS.  IN  ADDITION,  EACH  GUARANTOR
UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL
CONTINUE  UNTIL  TERMINATED.        NO  FORMAL  ACCEPTANCE   BY   LENDER   IS
NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.         THIS  GUARANTY  IS   DATED
APRIL 27, 1994.

GUARANTORS:

    /s/ WILLIAM S. HOWARD, SR.
x   ______________________
    WILLIAM S. HOWARD, SR.



    /s/ ANN A. HOWARD
x   ______________________
    ANN A. HOWARD








                                    -12-
 C/GUAR2.1-2.12



                            EXHIBIT NO. "E"
                           PLEDGE AGREEMENT

  BORROWER:  MILLTENN, INC.

  LENDER:    CENTURY TELEPHONE ENTERPRISES, INC.
             100 Century Park Drive
             Monroe, LA  71203


  THIS PLEDGE AGREEMENT is entered into between MILLINGTON TELEPHONE COMPANY (referred to below as "Grantor"); and CENTURY TELEPHONE ENTERPRISES, INC. (referred to below as "Lender"). This Pledge Agreement is given pursuant to Article III of Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of
  MillTenn,  Inc.  and  its  Subsidiaries  dated  April  27, 1994   between
  Borrower, Lender and others (the "Loan Agreement").

  GRANT OF SECURITY  INTEREST.  For   valuable   consideration,   Grantor
  grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.
  1.    DEFINITIONS.  The  following  words  shall   have   the   following
  meanings when used in this Agreement.

    1.1 Agreement. The word "Agreement" means this Pledge Agreement, as this Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Pledge Agreement from time to time.

    1.2    Collateral.  The  word   "Collateral,   means   individually,
    collectively and interchangeably Grantor's present and future rights, title and interest in and to the following, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, and further together with all income and Proceeds as described below:

      Certificates  of  Stock  #1,  issued  by  Big  Creek   Financial,
      Inc., in the name of Grantor, representing 100 (100%) shares of stock.

      Certificates  of  Stock  #1,  issued  by  Mill-Comm   Associates,
      Inc.,  in  the  name  of  Grantor,  representing   1,000   (100%)
      shares of stock.

    1.3   Encumbrances.    The  word  "Encumbrances"  means   individually,
    collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.






    1.4 Event of  Default.  The  words  "Event  of  Default"  mean  indivi-
    dually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default".

    1.5  Grantor.    The  word  "Grantor"  means   individually,   collec-
    tively  and  interchangeably  MILLTENN,  INC., its successors   and
    assigns.

    1.6 Guarantor.   The  word  "Guarantor"  means  and  includes  indivi-
    dually, collectively, interchangeably and without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

    1.7  Income and Proceeds.   The  words  "Income  and  Proceeds"   mean
    dividends  or  other  similar  payments,  stock  splits, bonuses   or
    other type of payments or liquidation payments.

    1.8 Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, in principal, interest, costs, expenses and attorneys, fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Grantor is
    responsible  under  this  Agreement  or  under  any  of   the   Related
    Documents.

    1.9    Lender.    The  word  "Lender"  means  CENTURY   TELEPHONE
    ENTERPRISES, INC., its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

    1.10 Note.   The word  "Note"  means  the  note  or  credit  agreement
    dated April 27, 1994, in the principal amount of $25,000,000.00 from Grantor to Lender, together with all substitute or replace-ment notes therefor, as well as all renewals, extensions, modifi-cations, refinancings, consolidations and substitutions of and for the note or credit agreement.

    1.11 Obligor.  The word  "Obligor",  means  and  includes  individually,
    collectively  and  interchangeably  without  limitation  any  and   all
    persons or entities obligated to pay money or to perform some other act under the Collateral.

    1.12 Related Documents. The words "Related Documents" mean and include individually, collectively, interchangeably and without
    limitation  all  promissory   notes,   credit   agreements,   loan
    agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in con-nection with the Indebtedness, including the Loan Agreement.

    2.  DELIVERY OF COLLATERAL.   Contemporaneous with  the  execution  of
    this Agreement, Grantor has delivered or will deliver to Lender or Lender's designated agent the above described Collateral. As long as this Agreement remains in effect, Grantor further agrees to imme-diately deliver to Lender, or Lender's designated agent, any and all additions to and/or substitutions or replacements for the Collateral. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is executed, or should Grantor ever withdraw or obtain temporary possession of any of the Collateral while this Agreement remains in
    effect,   either  under  a  trust  receipt  or  otherwise,  Grantor
    unconditionally   agrees  to  deliver   immediately   to   Lender   the
    Collateral or, alternatively, such substitute or replacement colla-teral security as may then be satisfactory to Lender.

    3.  DURATION.    This Agreement shall remain  in  full  force  and  effect
    until such time as this Agreement and the security interests created hereby are terminated and canceled by Lender under a written can-cellation instrument in favor of Grantor which shall be executed upon satisfaction of all obligations of Borrower under the Note.

    4.   GRANTOR'S  REPRESENTATIONS  AND  WARRANTIES  WITH  RESPECT  TO   THE
    COLLATERAL.   Grantor represents and warrants to Lender that:

       4.1 Ownership. Grantor at all times will continue to be the legal and lawful owner of the Collateral free and clear of all
       security  interests, liens, encumbrances  and  claims  of   others
       except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

       4.2 Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security interest in the Collateral in favor of Lender.

       4.3 Authorization. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give
       rise  to  an  event  of  default  under   Grantor's  Articles of
       Incorporation or Bylaws, or any agreement or other instrument which may be binding upon Grantor, or under any law or governmen-tal regulation or court decree or order applicable to Grantor and/or Grantor's properties.

       4.4 Perfection of Security Interest. Upon delivery of the Collateral to Lender, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral sub-ject to no prior security interest,lien, charge, Encumbrance or other agreement purporting to grant to any third party a security interest in the Collateral.

       4.5 Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

       4.6 No Further Assignment.  Grantor  has  not,  and  will  not,  sell,
       assign, transfer, encumber or otherwise   dispose  of  any   of
       Grantor's rights in the Collateral except as provided in this Agreement.

       4.7 No Defaults. Except as set forth in the Loan Agreement, there are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor if any.

       4.8  No Violation.    The execution  and  delivery  of  this  Agreement
       will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

       4.9    Survivorship  of  Representations  and  Warranties.    The
       foregoing representations and warranties and all other represen-tations and warranties of Grantor under this Agreement shall be continuing in nature and shall survive as provided in the Loan Agreement.

    5.   LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL.
    Lender shall have the following rights in addition to all other rights it may have by law:

       5.1  Maintenance and Protection of Collateral.  Lender  may,   but
       shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

       5.2   Income and Proceeds from the Collateral.  Lender  shall  have the right, whether or not an Event of Default exists under this Agreement, to directly collect and receive any and all Income and Proceeds as such become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds
       that  may  be  received  by  or  that  may  be  payable  to   Grantor.
       Grantor further unconditionally agrees that Lender shall have the right to notify all other obligors to pay and/or deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things as  Lender  may  deem  necessary  and  proper,  within  Lender's
       sole  discretion,  to  carry  out  the  terms  and   intent   of   this
       Agreement.   Lender   shall   have   the  further  right, where
       appropriate, and within Lender's sole discretion, to file suit either in Lender's own name or in the name of Grantor, to collect and/or enforce performance, payment and/or delivery of any and all such Income and Proceeds.

    Where it is  necessary  for  Lender  to  enforce  performance,  payment and/or delivery of any such Income and Proceeds from the Obligor therefor, Grantor unconditionally agrees that Lender may compro-mise or take such other actions, either in Grantor's name or in
    the  name  of  Lender,  as  Lender   may   deem   appropriate,   within
    Lender's  sole  judgment,  with  regard  to   performance,   collection
    and/or payment of the  same,  without  affecting  the  obligations  and
    liabilities   of   Grantor   under   this   Agreement    and/or     any
    Indebtedness  secured hereby.      In  order  to  further   permit   the
    foregoing,  Grantor  agrees  that  Lender  shall  have  the  additional
    irrevocable  rights,  coupled  with  an  interest,  to:  (a)   receive,
    open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (b) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate; and (c) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the Indebtedness in the manner provided below.

    In the event that Grantor should, for any reason, receive any Income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not any  such  funds  were  commingled  with other funds of Grantor, and whether or not any such funds then remain on deposit in such an account or accounts. To this end, Grantor additionally collaterally assigns and pledges to Lender and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now and/or in the
    future  maintain  on  deposit  with  banks,  savings  and  loan   asso-
    ciations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

       5.3  Application of Cash.  At  Lender's  option,  Lender  may   apply
       any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such por-
       tion  thereof  as  Lender  shall  choose,  whether   or  not  matured.
       Lender may alternatively and  at  its  sole  option  and  election hold
       such  cash   as   additional   "cash   collateral"   to   secure  the
       Indebtedness.

       5.4 Transactions with others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any
       obligation,   with  any  one  or more  obligors,  endorsers,   or
       Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

       5.5 All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

  6. EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of
  rights under this Agreement.   If  not  discharged  or  paid  when   due,
  Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this
  Agreement,  including  without  limitation  all  taxes,   Encumbrances   and
  other claims, at any time levied or placed on the Collateral.   Lender
  also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including without limita-tion, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions
  and  incur  such  additional  expenditures  as  Lender  may   deem   to  be
  necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons,  resulting  from  Lender's  election  not  to  take  such
  actions or to incur such additional expenses.   In  addition, Lender's
  election to take any such actions or to incur such additional expen-ditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the
                              -6-



   rate charged under the Note from the date incurred or paid by Lender to the date of repayment. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during either (i)
   the terms of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be
   due and payable at the Note's maturity.  This  Agreement   also   will
   secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

   7.  LIMITATIONS  ON  OBLIGATIONS   OF LENDER. Lender  shall  use  ordinary
   reasonable  care  in  the  physical  preservation   and   custody   of the
   Collateral in Lender's possession, but  shall  have no other obligation
   to protect the Collateral or its    value. In  particular,  but  without
   limitation, Lender shall have no responsibility for (a) any depre-ciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (c) informing Grantor about any of the above, whether or not Lender has or
   is deemed to have knowledge of such matters.   Except  as  provided
   above, Lender shall have no liability for depreciation or deteriora-tion of the Collateral.

   8.  EVENTS OF DEFAULT.   The  following  actions  or  inactions  or both
   shall constitute Events of Default under this Agreement:

     The occurrence  of  any Even  of  Default  as  specified  in  Sections
   9.02 through 9.05 of the Loan Agreement.

   9.  RIGHTS AND REMEDIES ON DEFAULT.    In an Event  of  Default occurs
   under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies.

     All  rights  or  remedies  specified  in  Article   IX  of  the Loan
  Agreement.

  10.  ASSIGNMENT  OF  INDEBTEDNESS;  TRANSFER OF COLLATERAL.  Grantor
  hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to be one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the Indebtedness. Grantor specifically agrees and con-sents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future loans, extensions of credit, liabilities and obligations in favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard  to
  the transferred Collateral.    Any third  party  creditor  to  whom  the
  Collateral is transferred will  acquire  all  of  Lender's  rights  and
  powers  with  respect  to  the  transferred  Collateral,  with   Lender
  retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

  11. PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security rights and interests granted under this Agreement. In the event that Lender elects to defend any such action or pro-ceeding, Grantor agrees to reimburse Lender for Lender's costs asso-ciated therewith, including without limitation, Lender's attorneys, fees, which additional costs and expenses shall be secured by this Agreement.

  12. INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limi-tation, Lender's reasonable attorneys, fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Lender, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted
  to Lender hereunder.   The foregoing indemnity provision  shall  survive
  the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity pro-vision shall further survive in the event that Lender elects to exer-cise any of the remedies as provided under this Agreement following any Event of Default hereunder.

  13. EFFECT OF WAIVERS.   Grantor has waived, and/or does by  these  pre-
  sents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a
  "solidary" or "joint and several" basis.    Grantor further agrees  that
  discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise dimi-nishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the

  Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

    Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement, or agreements
  governing  repayment  of  the  Indebtedness,   or   Lender's   subsequent
  agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or par-ties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the
  Indebtedness.   In addition, no course  of  dealing  between  Grantor  and
  Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and
  Lender, shall have the effect of waving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver of for-
  bearance as to any other Event of Default.      None  of  the  warranties,
  conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, Lender's agents, officers or
  employees;  but  only  by  an  instrument  in  writing  specifying   such
  waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

  14. MISCELLANEOUS PROVISIONS.     The following  miscellaneous  provisions
  are a part of this Agreement:

     14.1  Amendments.     This  Agreement,  together  with   any   Related
     Documents, constitutes the  entire  understanding  and  agreement  of
     the parties as to the matters set forth in this Agreement.          No
     alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     14.2 Applicable Law.  This  Agreement  has  been  delivered  to  Lender
     and accepted by Lender in the State of Louisiana.      This    Agreement
     shall be governed by and construed in accordance with the laws of the State of Louisiana.

     14.3 Expenses. Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including legal expenses, incurred
     in connection with the enforcement of this Agreement.      Lender    may
     pay someone else to help enforce  this  Agreement,  and  Grantor  shall
     pay the costs and expenses of such enforcement.      Costs  and   expen-
     ses include Lender's legal expenses whether or not there is a lawsuit, including legal expenses for bankruptcy proceedings (and
     including  efforts  to  modify  or  vacate  any   automatic   stay   or
     injunction),  appeals  and  any  anticipated  post-judgment  collection
     services.   Grantor also shall  pay  all  court  costs  and  such  addi-
     tional fees as may be directed by the court.

     14.4 Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     14.5 Notices.    To  give  Grantor  any  notice  required  under   this
     Agreement, Lender may hand deliver or mail such notice to Grantor. Lender will deliver or mail any notice to Grantor (or any of them if more than one) at any address which Grantor may have given
     Lender by written notice as provided in this paragraph.         In   the
     event that there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the  address  specified  in  this  Agreement,  or  at any other address that  Lender  may  have  given  to  Grantor  (or  any
     Grantor)  by written notice as provided in this paragraph.           All
     notices  required  or  permitted  under  this Agreement   must   be   in
     writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, by registered or certified mail to the address specified in this Agreement.

     14.6 Severability.  If a  court  of  competent  jurisdiction  finds  any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to  any  other  persons  or  cir-
     cumstances.    If  feasible,  any  such  offending  provision  shall  be
     deemed to be modified to be within  the  limits  of  enforceability  or
     validity;  however,  if  the   offending   provision   cannot   be   so
     modified, it shall  be  stricken  and  all  other  provisions  of  this
     Agreement   in   all   other   respects   shall   remain   valid    and
     enforceable.

     14.7 Sole Discretion of Leader.     Whenever  Lender's  consent  or
     approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

     14.8 Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administra-tors, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obli-gations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

  GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 27, 1994.

  GRANTOR:

  MILLINGTON TELEPHONE COMPANY



  BY: /s/ WILLIAM S. HOWARD, SR.
      ______________________
      WILLIAM S. HOWARD, SR.
      Its President








  14/Pledge9.1-9.11



                             EXHIBIT NO. "F"
                               GUARANTY
Borrower:  MILLTENN, INC.
Lender:  CENTURY TELEPHONE ENTERPRISES, INC.
Guarantor:  MILLINGTON TELEPHONE COMPANY

1.   AMOUNT OF GUARANTY.   The  principal  amount  of  this   Guaranty   is
     Twenty  Five  Million  &  00/100  Dollars  ($25,000,000.00)   and   the
     amount of the Indebtedness.

     DEFINITIONS.     The  following   terms   shall   have   the   following
     meanings when used in this Agreement:

     2.1  Agreement.      The  word    "Agreement"  means   this     Guaranty
          Agreement as this Agreement may be amended or modified from time to time.

     2.2  Borrower.       The   word    "Borrower"   means      individually,
          collectively and interchangeably MILLTENN, INC.

     2.3  Guarantor.       The   word   "Guarantor"   means      individually
          Millington   Telephone    Company,   and   all   other     persons
          guaranteeing payment and satisfaction of Borrower's indebted-ness hereinafter defined.

     2.4  Indebtedness.     The  word  "Indebtedness"   means   individually,
          collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to  and/or  incur  in  favor  of  Lender,
          whether  direct  or  indirect,  or  by  way   of   assignment   or
          purchase or a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undeter-
          mined,  liquidated  or  unliquidated,  due  or  to   become   due,
          secured  or  unsecured,  and  whether  Borrower  may   be   liable
          individually, jointly or solidarily with others, whether pri-marily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, all up to a maximum amount outstanding from time to time, at any  one  or  more  times,  not  to  exceed
          U.S.  $25,000,000.00,  in   principal   plus   and   in   addition
          thereto  interest,  costs,  expenses  and  attorneys'  fees;   and
          all obligations under the Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of MillTenn, Inc. and its Subsidiaries between Lender, Borrower and others dated April 27, 1994 (the "Loan Agreement").




     2.5  Lender.      The  word     "Lender"   means   CENTURY     TELEPHONE
          ENTERPRISES, INC., its successors and assigns, and any sub-sequent holder or holders of Borrower's Indebtedness.

3.   GUARANTEE   OF   BORROWER'S    INDEBTEDNESS.       Guarantor      hereby
     absolutely  and  unconditionally  agrees  to,  and  by  these  presents
     does  hereby,    guarantee   the  prompt    and   punctual     payment,
     performance and satisfaction of any and all of Borrower's present and future Indebtedness in favor of Lender.

4.   CONTINUING GUARANTY.      THIS  IS  A  CONTINUING   GUARANTY   AGREEMENT
     UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and
     does  hereby  guarantee  at  all  times   the   prompt   and   punctual
     payment, performance and satisfaction  of  all  of  Borrower's  present
     and  future  Indebtedness  in  favor  of  Lender  up  to  the   maximum
     limitations set forth above.      Accordingly,  any  payments  made   in
     Borrower's  Indebtedness   will   not   discharge   or   diminish   the
     obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender.

 5.  JOINT, SEVERAL AND SOLIDARY LIABILITY.        Guarantor's    obligations
     and liability under  this  Agreement  shall  be  on  a  "solidary"  or
     "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower,
     co-principal  obligor  and/or  co-maker  of  Borrower's   Indebtedness.
     In the  event  that  there  is  more  than  one  Guarantor  under  this
     Agreement,  or  in  the  event  that  there   are   other   guarantors,
     endorsers  or  sureties  of  all  or  any  portion     of    Borrower's
     Indebtedness,   Guarantor's   obligations   and   liability   hereunder
     shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

 6.  DURATION OF GUARANTY.     This  Agreement  and  Guarantor's  obligations
     and  liability  hereunder  shall  remain  in  full  force  and   effect
     until such time  as  this  Agreement  may  be  canceled  or  otherwise terminated  by  Lender  under  a  written  cancellation  instrument  in
     favor  of  Guarantor.      Lender  shall   execute   such   cancellation
     instrument upon satisfaction of all obligations of Borrower under the Note.

 7.  CANCELLATION OF AGREEMENT;  EFFECT.       Unless   otherwise   indicated
     under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obliga-tions and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation
     instrument.    Nothing  under  this  Agreement  or  under   any   other
     agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to
     rely  on  Guarantor's  assets,  income  and  financial  resources   in
     extending  credit  and  other  Indebtedness  to  and   in   favor   of
     Borrower,  and  that  to  release  Guarantor  from  Guarantor's   con-
     tinuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding.

8.   DEFAULT.  Should any event of default  occur  or  exist  under  any  of
     Borrower's   Indebtedness     in   favor   of    Lender,     Guarantor
     unconditionally  and  absolutely  agrees  to  pay  Lender   the   then
     unpaid amount of  Borrower's  Indebtedness,  in  principal,  interest,
     costs,  expenses,  attorneys'  fees  and  other  fees   and   charges,
     subject  to  the  maximum  principal  dollar  amount  limitations  set
     forth above.    Such payment or payments  shall  be  made  at  Lender's
     offices indicated below, immediately following demand by Lender.

9.  GUARANTOR'S WAIVERS.  Guarantor hereby waives:

           (a)  Notice of Lender's acceptance of this Agreement.

           (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

           (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement.

         (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

         (e)  Any right to require Lender  to  notify  Guarantor  of  the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

         (f)  Any "one action" or  "anti-deficiency"  law  or  any  other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

         (g)  Any election of remedies by  Lender  that  may  destroy  or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

         (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause of whatsoever, other than payment in full of Borrower's Indebtedness.

         (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

    Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers
    are reasonable and not contrary to public policy or law.       If  any
    such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

10. GUARANTOR'S SUBORDINATION OF RIGHTS.  In  the  event  that  guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from
     or  by  any  other  guarantor,  endorser  or  surety   of   Borrower's
     Indebtedness), whether Guarantor's rights of collection or reim-bursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not borrower is pre-sently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to  collect  and  enforce  payment,
     performance  and   satisfaction   of  Borrower's    then     remaining
     Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or con-sequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquida-
     tion,  or  otherwise,  the  assets  of  Borrower  applicable  to   the
     payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then
     remaining Indebtedness.     Guarantor  hereby  assigns  to  Lender  all
     claims  which  it  may  have  or  acquire  against  Borrower  or   any
     assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

     If now or hereafter (a) Borrower shall be  or  become  insolvent,  and
     (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment
     Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the federal bankruptcy laws.

   11. GUARANTOR'S RECEIPT OF PAYMENTS.      Guarantor  further  agrees   to
     refrain  from  attempting   to   collect   and/or   enforce   any   of
     Guarantor's   collection    and/or  reimbursement   rights     against
     Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or other-
     wise,  until  such  time  as  all  of  Borrower's   then   remaining
     Indebtedness in favor of Lender is fully paid and satisfied, or under the "insider" circumstances described above, until the thir-
     teen (130  month)  anniversary  date  following  the  full  and  final payment and satisfaction of  Borrower's  Indebtedness.  In  the  event
     that  Guarantor  should  for  any  reason   whatsoever   receive   any
     payment(s)  from  Borrower  (or  any  other   guarantor,   surety   or
     endorser  of  Borrower's  Indebtedness)  that  Borrower  (or  such   a
     third party) may owe to Guarantor for any of the reasons stated
     above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee)
     of such fact.   Guarantor  further  unconditionally  agrees   to   imme-
     diately deliver such funds  to  Lender,  with  such  funds  being  held
     by Guarantor over any interim period, in trust for Lender.     In    the
     event that Guarantor should  for  any  reason  whatsoever  receive  any
     such  funds  from  Borrower  (or  any  third  party),   and   Guarantor
     should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were  deposited,  whether  or  not  such  funds  were  commingled with other monies of Guarantor, and whether or not such fund then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender,  and  grants  to  Lender  a continuing security interest in, any and all of Guarantor's pre-sent and future rights, title and interest to and to all monies that Guarantor may  now  and/or  in  the  future  maintain  on  deposit
     with  banks,  savings  and  loan  associations   and   other   entities
     (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

12.  ADDITIONAL COVENANTS.   Guarantor  agrees  that  Lender  may,  at  its
     sole option, at any time, and from  time  to  time,  without  the  con-
     sent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

          (a)    Make  additional  secured   and/or   unsecured   loans   to
          Borrower.

          (b)    Discharge,  release  or  agree  not  to   sue   any   party
          (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to lender for any of Borrower's Indebtedness.

          (c)   Sell,  exchange,  release,  surrender,  realize   upon,   or
          otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

          (d)   Alter,  renew,  extend,  accelerate,  or  otherwise   change
          the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

          (e)  Settle or compromise any of Borrower's Indebtedness.

          (f)  Subordinate and/or  agree  to  subordinate  the  payment  of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

          (g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

          (h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

          (i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

13.  NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS.       No  course  of  dealing
     between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or
     endorser),  shall  have  the  effect  of  impairing    or    releasing
     Guarantor's obligations and liabilities to Lender,     or  of  waiving
     any  of  Lender's  rights  and  remedies  under  this   Agreement   or
     otherwise.     Any  partial  exercise  of  any  rights   and   remedies
     granted to Lender shall furthermore not constitute a   waiver  of  any
     of Lender's other rights and remedies;  it  being  Guarantor's  intent
     and  agreement  that   Lender's   rights   and   remedies   shall   be
     cumulative  in nature.      Guarantor  further  agrees  that,  should
     Borrower default under any of its Indebtedness, any wavier or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the
     extent  that  Lender   specifically   agrees   to   such   waiver   or
     forbearance in writing.     A waiver or  forbearance  on  the  part  of
     Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

 14. NO RELEASE OF GUARANTOR.     Guarantor's  obligations  and  liabilities
     under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect
     notwithstanding  the  occurrence  of  any  event,  including   without
     limitation any one or more of the following events:

          (a)     The  death,     insolvency,   bankruptcy,    arrangement,
          adjustment,      composition,       liquidation,     disability,
          dissolution,   or   lack   of    authority    (whether  corporate,
          partnership  or  trust)  of  Borrower  (or  any  person acting   on
          Borrower's  behalf),  or  of  any   other   guarantor,  surety  or
          endorser of Borrower's Indebtedness.

          (b)  Any  payment  by  Borrower, or  any  other  party,  to  Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

          (c)    Any  dissolution  by  Borrower,  or  any   sale, lease  or
          transfer of all or any part of Borrower's assets.

          (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

15. AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be
     effective,   and/or  shall    automatically  and  retroactively        be
     reinstated, if a  release  or  discharge  has  occurred,  or  if  at  any time, any payment or part thereof to Lender with respect to any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization,  receivership,  or  any  other  debt  relief  granted  to
     Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and
     liabilities  hereunder  shall      automatically  and       retroactively
     renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or
     discharge had never been granted.     It is  the  intention  of  Lender
     and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

 16. REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

           (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

          (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this
          Agreement are  not  in  violation  of  any  laws  and  will  not
          result  in  a  default  under  any   contract,   agreement,   or
          instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

          (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

          (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

          (e) This Agreement, when executed and deliver to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

          (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

          (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

17.  ADDITIONAL OBLIGATIONS OF GUARANTOR.     So  long  as  this  Agreement
     remains  in  effect,  Guarantor  has  not  and  will   not,   without
     Lender's  prior  written  consent,  sell,  lease,   assign,   pledge,
     hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep Lender adequately informed of any facts, events or circumstances
     which  might  in  any  way  affect  Guarantor's  risks   under   this
     Agreement.    Guarantor further  agrees  that  Lender  shall  have  no
     obligation to communicate to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

18.  ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS.     Upon  the   reasonable
     request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to
     obtain the full benefits of this Agreement.        Guarantor   further
     agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

19.  TRANSFER OF INDEBTEDNESS.    This  Agreement  is  for  the  benefit  of
     Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's
     Indebtedness.      This   Agreement   shall   be   transferable    and
     negotiable with the same force and  effect  and  to  the  same  extent
     as  Borrower's   Indebtedness   may   be   transferable;   it   being
     understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder  of  such  Indebtedness  shall  have  all  of  the  rights  and
     remedies  granted  to  Lender under  this  Agreement.         Guarantor
     further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure
     any  and  all  of  Borrower's  Indebtedness  in  favor   of   such   a
     transferee.    Guarantor  additionally  agrees  that,  after  any  such
     transfer  or  assignment  has  taken  place,  Lender  shall  be  fully
     discharged  from  any  and  all  liability   and   responsibility   to
     Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

20.  CONSENT TO PARTICIPATION.     Guarantor  recognizes  and  agrees   that
     Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers
     and  assignments,  and  Guarantor  further   waives   any   subsequent
     notice of such transfers and assignments  as  may  be  provided  under
     Louisiana law.    Guarantor  additionally  agrees  that  the  purchaser
     of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of
     such a participation interest.      Guarantor  waives  any  rights   of
     offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally
     agrees  that  either  Lender  or  such   a   purchaser   may   enforce
     Guarantor's  obligations  and  liabilities   under   this   Agreement,
     irrespective of the failure or insolvency of Lender or any such purchaser.

 21. NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

22.   ADDITIONAL  GUARANTIES.   Guarantor   recognizes   and   agrees  that
      Guarantor  may  have  previously  granted,  and   may   in  the  future
      grant,  one    or   more   additional    guaranties    of   Borrower's
      Indebtedness in  favor  of  Lender.  Should  this  occur,  the  execution of  this  Agreement  and  any  additional  guaranties  on  the  part of
      Guarantor  will  not   be   construed   as   a   cancellation  of  this
      Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

 23.   MISCELLANEOUS   PROVISIONS.  The   following miscellaneous provisions
      are a part of this Guaranty:

      23.1  Amendment.   No  amendment, modification,  consent  or  waiver of
            any  provision  of  this  Agreement,  and   no   consent to any
            departure  by  Guarantor  therefrom,  shall  be effective  unless the  same  shall  be  in  writing  signed  by  a  duly authorized officer of Lender, and then shall  be  effective  only  as to the
            specific  instance  and  for  the  specific   purpose   for which
            given.

      23.2 Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be
            used to interpret or the define their provisions.      In   this
            Agreement,  whenever  the  context  so   requires, the   singular
            includes  the   plural   and   the   plural   also includes   the
            singular.

      23.3  Governing  Law.    This   Agreement   shall   be   governed   and
            construed in accordance with the substantive laws of the State of Louisiana.

      23.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall
            be  fully   severable.   This  Agreement  shall be  construed  and
            enforceable  as  if   the   illegal,   invalid or   unenforceable
            provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or
            unenforceable   provision   or   by   its    severance  herefrom.
            Furthermore,    in   lieu    of   such    illegal,   invalid  or
            unenforceable  provision,  there  shall  be   added  automatically
            as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

    23 .5 Successors and Assigns Bound.        Guarantor's   obligations  and
          liabilities   under   this   Agreement   shall   be   binding upon
          Guarantor's     successors,     heirs,     legatees,       devisees,
          administrators, executors and assigns.

     23.6 This  Guaranty  is  executed   pursuant   to   the   provisions   of
          Article III of the Loan Agreement and shall be subject to the terms thereof.

 EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR
 UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL
 CONTINUE  UNTIL  TERMINATED.       NO   FORMAL  ACCEPTANCE   BY   LENDER   IS
 NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.   THIS  GUARANTY   IS   DATED
 APRIL 27, 1994.

 GUARANTORS:

 MILLINGTON TELEPHONE COMPANY


 BY: /s/ WILLIAM S. HOWARD, SR.
    ______________________
    WILLIAM S. HOWARD, SR.
    Its President








                                      -12-
  C/GUAR4.1-4.12


                            Exhibit "G"
                          GLANKLER BROWN
                          ATTORNEYS AT LAW
                        ONE COMMERCE SQUARE
                         SEVENTEENTH FLOOR
                     MEMPHIS, TENNESSEE   38103
                          (901) 525-1322
                      TELECOPIER (901) 525-2389
                         WRITER'S DIRECT DIAL

                            April 27,1994


 Century Telephone Enterprises, Inc.
 100 Century Park Drive
 Monroe,  LA  71203

           Re:   Century   Telephone   Enterprises,   Inc.,    a    Louisiana
                 Corporation  ("Lender")  $25,000,000   loan   to   MillTenn,
                 Inc., a Tennessee Corporation ("Borrower")

  Gentlemen:

    We have acted as special counsel in the State of Tennessee (the "State") to Borrower, in connection with the execution and delivery of the $25,000,000.00 Loan Agreement and Grant of Rights of First Refusal to Acquire Assets and/or Capital Stock of
  MillTenn, Inc. and its Subsidiaries dated April 27, 1994 (the "Agreement"), among William S. Howard, Sr., Ann A. Howard, Holly Lee Starnes, William S. Howard, Jr., Laura Lynne Howard, and Charlotte Ann Howard Thompson (such individuals are collectively referred to as the "Shareholders"), Borrower, millington Telephone Company, a Tennessee corporation ("MTC"), Big Creek Financial, Inc., a Tennessee corporation ("BCFI"), Mill-Comm Associates, Inc. , a Tennessee corporation ("MAI"), (each of Borrower, MTC, BCFI and MAI hereinafter referred to individually as "Company" and in the aggregate as "Companies"), and Lender.

    This opinion is delivered to  you  pursuant  to  Section  4.01(g)
  of the Agreement and upon the express instructions of the Borrower and the Guarantors. Unless otherwise defined herein, capitalized terms have the meanings given to such terms in the Agreement.
  In  connection  with  this  opinion,   we   have   examined   the
  following:

    1.       Agreement, dated April 27, 1994;
    2.       Promissory Note, dated April  27,  1994,  in  the  original
             principal  amount  of  $25,000,000.00   executed   by   the
             Borrower in favor of the Lender (the "Note");

    3.        Guaranty, dated April 27,  1994,  executed  by  William  S.
              Howard and Ann A. Howard (the "Guaranty");



  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page   2



    4.   Pledge  Agreement,  dated  April  27,  1994,   executed   by
         Shareholders for the benefit of the Lender (the "Shareholder's Pledge Agreement"), granting a security interest in the stock of Borrower, as more particularly described in the Shareholder's Pledge Agreement;

    5. Pledge Agreement, dated April 27, 1994, executed by the Borrower for the benefit of the Lender (the "Borrower's
         Pledge Agreement"), granting a security interest in the stock of MTC, as more particularly described in the Borrower's Pledge Agreement;

    6. Certified copy of the Charter of Borrower, a Certificate of Existence with respect to the Borrower issued by the
         Tennessee Secretary of State on April       25,  1994,   and
         attached hereto as Exhibit "A" ("BCE") and the Borrower's Bylaws (collectively the "Borrower's Organizational Documents");

    7. Certified copy of the Charter of MTC, a Certificate of Existence with respect to MTC issued by the Tennessee Secretary of State on April 14, 1994, and attached hereto as Exhibit "B" ("MTCCE") and MTC's Bylaws (collectively the "MTC Organizational Documents");

    8. Certified copy of the Charter of BCFI, a Certificate of Existence with respect to BCFI issued by the Tennessee Secretary of State on April 14, 1994, and attached hereto as Exhibit "C" ("BCFICE") and BCFI's Bylaws (collectively the "BCFI Organizational Documents");

    9. Certified copy of the Charter of MAI, a Certificate of Existence with respect to MAI issued by the Tennessee Secretary of State on April 14, 1994, and attached hereto as Exhibit "D" ("MAICE") and MAI's Bylaws (collectively the "MAI Organizational Documents") (the BCE, MTCCE, BCFICE and MAICE, being collectively referred to as the "Certificates of Existence");

    10. Certificate of Secretary of Borrower, Certificate of Assistant Secretary of MTC, Certificate of Assistant Secretary of BCFI, and Certificate of Assistant Secretary of MAI (collective the "Certificates of Secretaries"); and

    11. Borrower's Certificate to Glankler Brown attached to this opinion as Exhibit "E" the "Borrower's Certificate".

  The documents listed  in  1  through  5  above  are  referred  to collectively as the "Loan Documents". The documents listed in 1 through 11 are referred to collectively as the "Documents".



  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 3



    In basing the opinion set forth herein on, "to our knowledge". the words "to our knowledge" or Similar language signify that, in the courses of our representation of the Borrower, no facts have come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the Documents are not accurate or complete. Except as otherwise Specifically stated in this opinion, we have undertaken
  no investigation or verification of such matters.     Further,    the
  words "to our knowledge" or similar language as used in this opinion are intended to be limited to the actual knowledge, without independent verification, of Michael A. Robinson, J. N. Raines, Susan P. Harshbarger and Paul J. Posey, Jr., the attorneys within our firm who have been directly involved in representing the Borrower in connection with the Agreement.

    Further, as we have advised you, we have not acted as counsel to any of the Companies with respect to regulatory matters, and accordingly do not express any opinion with respect to any such matters.

    In reaching the opinion set forth below, we have assumed with your consent, and to our knowledge there are no facts inconsistent
  with,  the  following:  (a)   each  of  the  parties  to  the   Loan
    Documents, other than the Companies and Shareholders, has duly and validly executed and delivered such instrument, document, and agreement to be executed in connection with the Agreement to which such party is a signatory, and such party's obligations set forth in the Loan Documents are its legal, valid and binding obligations, enforceable in accordance with their respective terms; (b) each person, other than the Companies and Shareholders, executing any of the Loan Documents, whether individually or on behalf of an entity, is duly authorized to do so; (c) each natural person executing any of the Loan Documents is legally competent to do so; (d) all signatures on Documents, other than those of the Companies and
    Shareholders on the Loan Documents, are genuine (as used herein, the term "genuine" will include signatures executed pursuant to validly existing power of attorney); (e) all Documents submitted to us as originals are authentic; (f) all Documents submitted to us as certified or photocopies conform to the original Documents; and (g) the terms and conditions of the Agreement as reflected in the Loan Documents have not been amended, modified or supplemented by any other agreement or understanding of the parties or waiver of any of the material provisions of the Loan Documents.

    We are qualified to practice law in the State and our opinion is restricted to the laws of the State. We have assumed that as the substantive laws of the State of Louisiana which may be applicable to any matters opened by us herein, are identical to the substantive laws of the State.



  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 4


    Based upon the foregoing, and subject to the assumptions and qualifications set forth herein we are of the opinion that:

  1.   Each of the Companies  is  a  corporation  duly  organized, validly existing, under the laws of the State. In rendering the foregoing opinion, except with respect to Borrower, we have relied
       with your permission solely upon the  Certificates   of  Existence.
       Each  Company  possesses  all  requisite  corporate   authority   to
       execute, deliver and comply with the terms of the Loan Papers, all of which have been fully authorized and approved by all necessary corporate action and have been executed by the officer of the Company so authorized by such corporate action. In rendering this opinion, we have relied, with your consent, on the Certificate and the Certificates of Secretaries.
  2. Each Company is not, nor will the execution, delivery, or performance of the Loan Documents cause any Company to be in violation of its Organizational Documents.
  3. We have no knowledge of any Material Litigation, or outstanding or unpaid Material Judgments against the Companies, or the Shareholders except as is described on Exhibit 'IF".
  4.   The  Borrower  is  not   (a)   a   "holding   company",   a
       "subsidiary company" of a "holding company", an "affiliate" of a "holding company,, or of a "subsidiary company", of a "holding company", or a "public utility" as those terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (c) an "investment advisor" within the meaning of the
       Investment Advisor Act of 1940, as amended.       In  rendering   the
       foregoing opinions, we have relied with your consent on the Certificate.

  5.   To the extent governed by the laws of the State,  each  of the Loan Documents constitutes a valid  and  binding  obligation  of
       each  of  the  Companies  and  Shareholders   which   executed   it,
       enforceable against such  parties  in  accordance  with  its  terms,
       except  as  enforceability  may  be  limited   by   (a)   applicable
       bankruptcy,   insolvency,   fraudulent   transfer,   reorganization,
       moratorium, or other similar laws affecting creditor's rights generally, (b) the exercise of judicial discretion in accordance with general principle of equity (whether enforcement is sought by
       proceedings  in equity or at law).        The  Shareholder's   Pledge
       Agreement, when accompanied by delivery of the stock certificates together with validly executed stock powers described therein constitutes a valid and enforceable first ranking security interest in favor of Lender, and the Borrower's Pledge Agreement when accompanied by the delivery of the stock certificates together with validly executed stock powers described therein constitutes a valid

  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 5



  and enforceable first ranking security interest in favor of  Lender,
  subject to the Prior Rights.      In rendering  the  opinion  in  the
  preceding  sentence  we  have  relied  with  your  consent  on   the
  Certificate.

  6.   The Borrower owns, beneficially and of record, all  of  the issued and outstanding capital shares of MTC; MTC owns all of the issued and outstanding capital shares of BCFI and MAI, and the Shareholders own all of the issued and outstanding capital shares of Borrower; such shares are validly issued, fully paid, and nonassessable; and the shares of the Borrower are free and clear of all liens except the security interest granted in favor of Lender. In rendering the foregoing opinion, we have relied with your permission solely upon copies of (i) Certificate, (ii) excerpts of the minutes of the first meeting of the shareholders of the Borrower (iii) the list of subscribers of the Borrower (iv) the resolutions of the board of directors of the Borrower dated April 27, 1994, (v) stock certificate no. 001 for 8,565 shares of Borrower issued to William S. Howard, Sr., (vi) Stock Certificate No. 002 for 239 shares of Borrower issued to Ann A. Howard, (vii) Stock Certificate No. 006 for 299 shares of Borrower issued to Holly Lee Starnes, (viii) Stock Certificate No. 004 for 299 shares of Borrower issued to William S. Howard, Jr., (ix) Stock Certificate No. 005 for 299 shares of Borrower issued to Laura Lynne Howard, (x) Stock Certificate No. 003 for 299 shares of Borrower issued to Charlotte Ann Howard Thompson; (xi) stock powers of shareholders transferring the shares of MTC to Borrower; (xii) Stock Certificate No. 1 for 100 shares of BCFI issued to MTC; and
       (xiii) Stock Certificate No. 1 for 1,000 shares  of  MAI  issued  to
       MTC.

  7.   It  is  our  opinion  that  the  following  discussion  of statutory and case law correctly summarizes current Tennessee law governing choice of law in the enforcement of contracts generally, as well as choice of law relating to usury, interest and other loan
       related charges.      Tennessee  Code  Annotated   Section   47-1-105
       provides as follows:     "when  a  transaction  bears  a  reasonable
       relation to this state and also to another state . . . the parties may agree that the laws either of this state or such other state shall govern their rights and duties." T.C.A. S47-1-105.

    With respect to choice of law relative to usury, interest rates and other loan related charges, Tennessee Code Annotated
  Section 47-14-119 provides as follows:

    In any transaction otherwise subject to this chapter which is not subject to the disclosure requirements of the Federal Consumer Credit Protection Act, where the transaction bears a reasonable relationship to this state and also to another state or nation, the parties may agree in the written contract evidencing such transaction


  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 6

    that the laws of this state or of any other such state or nation shall govern their rights and duties with respect to interest, loan charges, commitment fees, and brokerage commissions.

    Although  T.C.A.  S47-14-119  does  not  appear  to  have   been
  thoroughly interpreted in any published cases since its enactment, it represents a codification of much of the prior case law in Tennessee, and a review of several earlier cases is helpful in evaluating current Tennessee law. In In Re Leeds Homes, Inc., 222
  F. Supp. 20 (E.D. Tenn- 1963), the court construed the Tennessee rules governing conflicts of laws and held that Tennessee interest and usury laws would not apply. The transaction in Leeds involved a business loan to a Tennessee corporation by an Illinois lender, with the collateral located in Tennessee and the loan instruments
  expressly made subject to Illinois law.         In  determining   that
  Illinois rather than Tennessee interest and usury laws would apply, the court examined several factors including the following: (i) the loan transaction was in good faith consummated in Illinois;
  (ii) the obligations  were  repayable  in  Illinois;  and  (iii)  the parties expressed their  intent  that  the  laws  of  Illinois  would
  govern the interest to be charged.     In Goodwin  Brothers   Leasing,
  Inc.  v.  H&B,  Inc.,  Supra,  597  S.W.2d  303  (Tenn.  1980),   the
  Tennessee Supreme Court affirmed the Tennessee rule that parties are ordinarily free to contract concerning the laws which will govern their relationship, and upheld the application of the laws
  of another jurisdiction.     This case  enunciated  the  principle  in
  Tennessee, applicable in interest and usury cases, that the law which will lend the greatest validity to the transaction will be applied if it is otherwise logically relevant. Some factors that the Tennessee court examined in determining choice of interest and
  usury  laws  included  (i)  the  place  of  performance   under   the
  contract;  (ii)  the  location  of  the  principal  offices  of   the
  parties;  (iii)  knowledge  by  the   parties   of   the   applicable
  jurisdictional usury laws- (iv) the sophistication  of  the  parties;
  (v) the absence or existence of fraud, chicanery or misleading by either party; and (vi) whether the law chosen to govern had a reasonable relation and was relevant to the transaction. Tennessee Code Annotated Section 47-14-119 was not in force at the time of the transaction under consideration in the Goodwin Brothers case, but it had been enacted when the Tennessee Supreme Court issued its decision. The Goodwin Brothers decision referred to the adoption of this Section and indicated that this Section evidenced the public policy of the State consistent with prior case law of the Tennessee courts.

    Based upon the choice of law rules of the State, it is our opinion that the Loan Documents to which the Borrower is a party shall be governed by and construed in accordance with the laws of the State of Louisiana. For the purpose of rendering this opinion, we have assumed with your permission that (a) payments are to be

  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 7


  made in Louisiana, (b) the Lender on the date of the opinion is located in Louisiana, (c) the Loan Documents will be executed in Louisiana, and (d) the parties to the Loan Documents intend to be governed by the laws of the State of Louisiana.

    In addition to the assumptions set forth above, the opinions set forth above are also subject to the following qualifications:

    (i) The opinions expressed  herein  are  given  as  of  the  date
  hereof.   We  assume  no  obligation  to  update  or  supplement  such opinions to reflect any fact or circumstance that maybe hereafter come to our attention or any change in law that may hereafter become effective. This opinion is limited to matters expressly set forth herein and no opinion is to be implied or may be inferred beyond the matters expressly stated herein. Except as expressly set forth herein, we express no opinion concerning or with regard to the accuracy of any facts contained in the Loan Documents or any documents referred to or incorporated therein, or as to any matters relating to the business affairs or condition of the Companies.

    (ii) We  express   no   opinion  as  to  the     validity     or
  enforceability of any provision of the Loan Documents which permits the Lender, in the event of delinquency or default, to increase the rate of interest or to collect a late charge or a prepayment penalty.

    (iii) In the event of conflicts between the Loan Documents, we express no opinion as to which provision shall prevail.

    (iv) We express no opinion as to the obligation of any endorser, guarantor or other responsible party (other than Borrower) to pay the outstanding principal balance of the Note and observe the covenants under the Loan Documents in the event that the time for payment under the Note is extended, a party is released from liability under the Note, the principal balance under the Loan Documents reduced to zero, the Note is renewed, the terms of payment under the Note are modified, any security under the Note is released or the terms of the Note and security therefor are made subject to a subordination agreement without the prior consent of such endorser, guarantor or other responsible party (other than Borrower) to such modifications, amendments, releases or subordinations.

    (v)  We  express    no   opinion  as  to  the    validity     or
  enforceability of waivers or advance consents that  have  the  effect
  of  waiving  statutes  of  limitations,  marshaling  of  assets   or
  similar requirements or defenses, or as to the jurisdiction of courts, the venue of actions, the right to jury trial, disabilities, election of remedies, or in certain cases, notices.


  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 8



    (vi) We   express    no    opinion  as   to  the      validity      or
  enforceability  of  any  provisions  in  any  of  the  Loan  Documents   to
  the extent that such provisions purport to waive any requirements of diligent performance or other care on the part of Lender with respect to the recognition or preservation of the rights of Borrower to or interest in any property subject to the lien or security interest granted by the Loan Documents.

    (vii)   We  express  no  opinion  with   respect   to   the   enforce-
  ability of the severability provisions contained in the Loan Documents to the extent that any provision affected by the severability provision is material to the essence of the agreements set forth in the Loan Documents.

    (viii)   We   express   no   opinion   as   to   the    validity    or
  enforceability of any remedies which any of the Loan Documents purport to grant Lender with respect to Lender's seizure or disposition of personal property to the extent that such actions are not carried out in a commercially reasonable manner. No opinion is expressed as to the enforceability of any provision of the Loan Documents which purports to define acts which will constitute a commercially reasonable disposition of pledged collateral.

    (ix)  We  express  no  opinion  as  to  the  effect   of   course   of
  dealings, course of performance or the like, in modifying the terms of any of the Loan Documents or the respective obligations of the parties to the Loan Documents.

    (x)  We    express    no   opinion   as    to    the    validity    or
  enforceability of any right of the Lender to recover its expenses and/or attorneys' fees to the extent that such expenses and/or attorneys' fees are not reasonable and customary for the total services provided.

    (xi) We   express    no   opinion  as   to  the       validity     or
  enforceability  of  any  indemnity  provision  regarding  indemnities  to
  the  extent  that  the  same  conflicts  with  CERCLA  or  any   comparable
  provision of the law of the State.

    (xii)   We  express  no  opinion  with  respect   to   the   relative
  priority of the liens or security interests created by any of the Loan Documents with respect to MAI stock or BCFI stock as same may be affected by the Borrower's agreement with REA and National Bank for Cooperatives (COBANK).

    (xiii)  We  express  no  opinion  with  respect  to  any   provisions
  permitting  the  exercise  by  Lender  under  certain   circumstances,   of
  rights  without  notice  and/or  without  providing  opportunity  to  cure.


  Century Telephone Enterprises, Inc.
  April 27, 1994
  Page 9



    This opinion is furnished solely in connection with the transactions referred to in the Agreement and may not, without our permission, be circulated to any Person, except Lender or Boles, Boles & Ryan, and may not be relied upon by any other person.

                                        Very truly yours,

                                       GLANKLER BROWN


                                       By:/s/ Michael A. Robinson
                                          ____________________
                                          Michael A. Robinson
                                          Partner

         abs:a,.\century.4


                           EXHIBIT A
SECRETARY OF STATE                      ISSUANCE DATE: 04/25/1994
                                        REQUEST NUMBER:  94115026
CORPORATIONS SECTION                    TELEPHONE CONTACT: (615) 741-6488

JAMES K. POLK BUILDING, SUITE 1800      CHARTER/QUALIFICATION DATE:  04/04/1994
STATUS: ACTIVE
NASHVILLE, TENNESSEE  37243-0306        CORPORATE EXPIRATION DATE: PERPETUAL
                                        CONTROL NUMBER:  0277615
                                        JURISDICTION: TENNESSEE

TO:                                     REQUESTED BY:
DELPHI COMMUNICATIONS INC.              DELPHI COMMUNICATIONS INC.
500 CHURCH STREET                       500 CHURCH STREET
NASHVILLE, TN  37219                    NASHVILLE, TN   37219


                     CERTIFICATE OF EXISTENCE

 I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
 ----------------------------------------------------------------------------
                                   "MILLTENN, INC."
 ----------------------------------------------------------------------------
IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES,  TAXES,  AND  PENALTIES  OWED   THIS STATE WHICH AFFECT THE
EXISTENCE OF THE CORPORATION HAVE BEEN PAID;
THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE HAVE NOT BEEN FILED
- - -----------------------------------------------------------------------------
- - -----------------------------------------------------------------------------
FOR: REQUEST FOR CERTIFICATE                            ON DATE: 04/25/94

                                                          FEE         TAX
                                         RECEIVED:       $40.00     $40.00
   FROM:
   DELPHI COMMUNICATIONS INC                   TOTAL  PAYMENT:      $80.00
   500 CHURCH STREET
   ST. CLOUD CORNER                        RECEIPT   NUMBER:   00001650334
   NASHVILLE, TN 37219-0000                ACCOUNT   NUMBER:      00005824


                                   /s/ RILEY C. DARNELL
                                   _________________
                                   RILEY C. DARNELL
                                   SECRETARY OF STATE


                           EXHIBIT "B"

SECRETARY OF STATE                      ISSUANCE DATE: 04/14/1994
                                        REQUEST NUMBER:  94104057
CORPORATIONS SECTION                    TELEPHONE CONTACT: (615) 741-6488

JAMES K. POLK BUILDING, SUITE 1800      CHARTER/QUALIFICATION DATE: 05/17/1994
                                        STATUS: ACTIVE
NASHVILLE, TENNESSEE  37243-0306        CORPORATE EXPIRATION DATE: PERPETUAL
                                        CONTROL NUMBER:  0021179
                                        JURISDICTION: TENNESSEE

TO:                                     REQUESTED BY:
DELPHI COMMUNICATIONS INC.              DELPHI COMMUNICATIONS INC.
500 CHURCH ST.                          500 CHURCH ST.
NASHVILLE, TN  37219                    NASHVILLE, TN   37219


                         CERTIFICATE OF EXISTENCE

 I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
 --------------------------------------------------------------------------
                "MILLINGTON TELEPHONE COMPANY, INC."
 --------------------------------------------------------------------------
IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES,  TAXES,  AND  PENALTIES  OWED   THIS STATE WHICH AFFECT THE
EXISTENCE OF THE CORPORATION HAVE BEEN PAID;
THAT THE MOST RECENT CORPORATION ANNUAL REPORT REQUIRED HAS BEEN FILED
WITH THIS OFFICE; AND THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE
HAVE NOT BEEN FILED
- - ---------------------------------------------------------------------------
- - ---------------------------------------------------------------------------
FOR: REQUEST FOR CERTIFICATE                       ON DATE: 04/14/94

                                                       FEE         TAX
                                      RECEIVED:       $60.00     $60.00
   FROM:
   DELPHI COMMUNICATIONS, INC               TOTAL  PAYMENT:      $120.00
   500 CHURCH STREET
   ST. CLOUD CORNER                      RECEIPT   NUMBER:   00001646954
   NASHVILLE, TN 37219-0000              ACCOUNT   NUMBER:   00005824


                                         /s/ RILEY C. DARNELL
                                         ___________________
                                         RILEY C. DARNELL
                                         SECRETARY OF STATE



                                  EXHIBIT "C"

 SECRETARY OF STATE                    ISSUANCE DATE: 04/14/1994
                                       REQUEST NUMBER:  94104057
CORPORATIONS SECTION                   TELEPHONE CONTACT: (615) 741-6488

JAMES K. POLK BUILDING, SUITE 1800     CHARTER/QUALIFICATION DATE: 05/23/1994
                                       STATUS: ACTIVE
NASHVILLE, TENNESSEE  37243-0306       CORPORATE EXPIRATION DATE: PERPETUAL
                                       CONTROL NUMBER:  0228949
                                       JURISDICTION: TENNESSEE

TO:                                    REQUESTED BY:
DELPHI COMMUNICATIONS, INC.            DELPHI COMMUNICATIONS, INC.
500 CHURCH ST.                         500 CHURCH ST.
NASHVILLE, TN  37219                   NASHVILLE, TN   37219


                    CERTIFICATE OF EXISTENCE

 I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
 --------------------------------------------------------------------------
                      "BIG CREEK FINANCIAL, INC."
 --------------------------------------------------------------------------
IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES,  TAXES,  AND  PENALTIES  OWED   THIS STATE WHICH AFFECT THE
EXISTENCE OF THE CORPORATION HAVE BEEN PAID;
THAT THE MOST RECENT CORPORATION ANNUAL REPORT REQUIRED HAS BEEN FILED
WITH THIS OFFICE; AND THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE
HAVE NOT BEEN FILED
- - ---------------------------------------------------------------------------
FOR: REQUEST FOR CERTIFICATE                          ON DATE: 04/14/94
                                                       FEE         TAX
                                      RECEIVED:       $60.00     $60.00
FROM:
DELPHI COMMUNICATIONS INC                 TOTAL  PAYMENT:      $120.00
500 CHURCH STREET
ST. CLOUD CORNER                        RECEIPT   NUMBER:   00001646954
NASHVILLE, TN 37219-0000                ACCOUNT   NUMBER:   00005824


                                          /s/ RILEY C. DARNELL
                                          ___________________
                                          RILEY C. DARNELL
                                          SECRETARY OF STATE


                        EXHIBIT "D"

SECRETARY OF STATE                      ISSUANCE DATE: 04/14/1994
                                        REQUEST NUMBER:  94104057
CORPORATIONS SECTION                    TELEPHONE CONTACT: (615) 741-6488

JAMES K. POLK BUILDING, SUITE 1800      CHARTER/QUALIFICATION DATE: 11/28/1986
                                        STATUS: ACTIVE
NASHVILLE, TENNESSEE  37243-0306        CORPORATE EXPIRATION DATE: PERPETUAL
                                        CONTROL NUMBER:  0228949
                                        JURISDICTION: TENNESSEE

TO:                                     REQUESTED BY:
DELPHI COMMUNICATIONS, INC.             DELPHI COMMUNICATIONS, INC.
500 CHURCH ST.                          500 CHURCH ST.
NASHVILLE, TN  37219                    NASHVILLE, TN   37219


                           CERTIFICATE OF EXISTENCE

 I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
 ---------------------------------------------------------------------------
                        "MILL-COMM ASSOCIATES, INC."
 ---------------------------------------------------------------------------
IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES,  TAXES,  AND  PENALTIES  OWED   THIS STATE WHICH AFFECT THE
EXISTENCE OF THE CORPORATION HAVE BEEN PAID;
THAT THE MOST RECENT CORPORATION ANNUAL REPORT REQUIRED HAS BEEN FILED
WITH THIS OFFICE; AND THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE
HAVE NOT BEEN FILED
- - ---------------------------------------------------------------------------
- - ----------------------------------------------------------------------------
FOR: REQUEST FOR CERTIFICATE                          ON DATE: 04/14/94

                                                        FEE         TAX
                                        RECEIVED:       $60.00      $60.00
   FROM:
   DELPHI COMMUNICATIONS INC                   TOTAL  PAYMENT:      $120.00
   500 CHURCH STREET
   ST. CLOUD CORNER                         RECEIPT   NUMBER:   00001646954
   NASHVILLE, TN 37219-0000                 ACCOUNT   NUMBER:   00005824



                                             /s/ RILEY C. DARNELL
                                             __________________
                                             RILEY C. DARNELL
                                             SECRETARY OF STATE






                              EXHIBIT "E"

                        CERTIFICATE OF BORROWER
                              MILLTENN, INC.


    The   undersigned,   MillTenn,   Inc.,   a    Tennessee    corporation,
  having  an  address  of                                   ,     millington,
  Tennessee  ("Borrower")  ,  does  hereby  represent,  warrant  and  covenant
  To  Glankler   Brown,   a   Tennessee   general   partnership,   having   an
  address  of  1700  One  Commerce  Square,  Memphis, Tennessee   38103,   on
  behalf of Borrower as follows:

    1.   The  Borrower   has   reviewed   the   following   documents   in
  connection  with  the  closing  of  a  loan  made   by   Century Telephone
  Enterprises,   Inc.   ("Lender")   to   the   Borrower   in   the original
  principal   amount   of   Twenty-Five  Million  and   No/100 Dollars
  ($25,000,000.00) (the "Loan"):

    (i)         Agreement, dated April _, 1994;

    (ii)        Promissory Note,  dated April 1994, in the
                original principal  amount  of  $25,000,000.00
                executed  by  the  Borrower  in  favor   of   the   Lender
                (the "Note");

    (iii)       Guaranty,  dated  April   1994,  executed  by
                William   S. Howard  and Ann  A.  Howard    (the
                "Guaranty");

    (iv) Pledge Agreement, dated April _, 1994, executed by Shareholders for the benefit of the Lender (the
                "Shareholder's Pledge Agreement"), granting a security interest in the stock of Borrower, as more particularly described in the Shareholder's Pledge Agreement;

    (v)        Pledge  Agreement,   dated   April   _,   1994,   executed
               by the Borrower for the benefit of the Lender (the "Borrower's Pledge Agreement,,), granting a security interest in the stock of MTC, as more particularly described in the Borrower's Pledge Agreement;

    The  documents  listed  in  (i)  through  (v)   above are referred to
  collectively as the "Loan Documents".

    2.   Each  Company  possesses  all  requisite   corporate   authority
  to execute, deliver and comply with the terms of the Loan Papers, all of which have been fully authorized and approved by all necessary corporate action and have been executed by the officer of the Company so authorized by such corporate action.

    3.    Each  Company  is  not,  nor  will  the  execution,   delivery,
  performance  or  the  Loan  Documents  cause   any   Company   to   be   in
  violation of its Organizational Documents.

    4. Borrower does not directly or indirectly own, control or hold with power to vote 10% or more of the outstanding voting securities of any electric utility company or gas utility company or holding company as defined in 15 U.S.C. S79(b).

    5. Borrower will be primarily engaged, directly or through wholly owned subsidiary or subsidiaries,, in a business or businesses other than that of investing, reinvesting, owning, holding, or trading and securities.
    6. BorroweR does not and will not, for compensation, engage in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or, as a part of a regular business, issue or promulgate analyses or reports concerning securities.

    7.   Each  of  the  Loan  Documents  constitutes  a   valid   and
  binding obligation of each of the Companies and Shareholders which executed it, enforceable against such parties in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting creditor's rights generally, (b) the exercise of judicial discretion in accordance with general principles of equity (whether enforcement is sought by proceedings in equity or at law).

    8. The Shareholders have not pledged the stock certificates described in the Shareholder's Pledge Agreement to any party other
  than  the  Lender.     The  Borrower  has  not   pledged   the   stock
  certificate described in the Borrower's Pledge Agreement to any party other than the Lender.

    9. The Borrower owns, beneficially and of record, all of the issued and outstanding capital shares of MTC; and MTC owns all of the issued and outstanding capital shares of BCFI and MAI, and the Shareholders own all of the issued and outstanding capital shares of Borrower; and such shares are validly issued, fully paid, and nonassessable; and the shares of the Borrower are free and clear of all liens except the security interest granted in favor of Lender.

    10. William S. Howard, Sr. owns  8,565  shares,  Ann  A.  Howard
  owns 239 shares,   Holly Lee Starnes  owns  239  shares,  William  S.
  Howard, Jr. owns 239 shares, Laura Lynne Howard owns 239 shares and Ann Howard Thompson owns 239 shares of Borrower.

    11.  Mill-Comm, Inc. is one in the same as MillComm, Inc.

    12.  MTI owns all of the shares of MTC.

    13.  MTC owns all of the shares of MAI.

    14. The Companies and Shareholders intend to be governed by the laws of the State of Louisiana.

    15. Each and every representation and warranty herein will remain true and correct at all times from the date hereof until closing of the transaction referenced herein.

    16.  The  foregoing  representations   and   warranties   shall
  survive the closing of the loan transaction referenced herein.

    IN WITNESS WHEREOF, the undersigned has executed the foregoing as of the _____ day of April, 1994.

                                      MILLTENN, INC.,
                                      a Tennessee corporation


                                      By:/s/ WILLIAM S. HOWARD, SR.
                                         ______________________
                                         WILLIAM S. HOWARD, SR.

                                         Title:


                             EXHIBIT F
                        MATERIAL LITIGATION
                        MATERIAL JUDGMENTS

     1. Carter, et al v. Howard, et al . Chancery Court of Tennessee for the Thirtieth Judicial District at Memphis, Docket No. 103192-3.

     2. Kline v. Howard, et al, in the Circuit Court of Tennessee for the Thirtieth Judicial District at Memphis, Docket No. 28203-4 T.D.